                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [  ]

           Pre-Effective Amendment No.                         333-109579

           Post-Effective Amendment No. 2                      [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                               [X]

           Amendment No.  3                                    811-21440

                       (Check appropriate box or boxes)

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                          (Exact name of Registrant)

                      TRANSAMERICA LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             4333 Edgewood Road NE
                           Cedar Rapids, Iowa  52499
             (Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (610) 439-5253

(Name and complete address
of agent for service)                     Copy to:

Frank A. Camp, Esq.                       Frederick R. Bellamy, Esq.
Transamerica Life Insurance Company       Sutherland Asbill & Brennan LLP
4333 Edgewood Road, N.E.                  1275 Pennsylvania Avenue, N.W.
Cedar Rapids, IA  52499                   Washington, DC  20004-2415

           It is proposed that this filing will become effective:

           [ ]   immediately upon filing pursuant to paragraph (b)

           [ ]   on May 1, 2004 pursuant to paragraph (b)

           [ ]   60 days after filing pursuant to paragraph (a)(1)

           [X]   on April 29, 2005 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

            Title of securities being registered: Individual variable adjustable life insurance policies.

                                     PART A

PROSPECTUS

_______________, 2005


                                   ADVANTAGE X
                                 ISSUED THROUGH
                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                              4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-398-8572

                   A VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the Advantage X, a variable adjustable life insurance policy (the "Policy") offered by Transamerica Life Insurance Company, a member of the AEGON Insurance Group. A purchaser of a Policy ("Owner", "you" or "your") may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.


A prospectus for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.


An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

AIM VARIABLE INSURANCE FUNDS                                     SCUDDER INVESTMENTS VIT FUNDS
[  ]   AIM V.I. - Dynamics Fund - Series I Shares                [  ]   Scudder VIT Small Cap Index Fund
[  ]   AIM V.I. - Financial Services Fund - Series I Shares
[  ]   AIM V.I. - Health Sciences Fund - Series I Shares         T. ROWE PRICE EQUITY SERIES, INC.
       Shares                                                    [  ]   T. Rowe Price Blue Chip Growth Portfolio
[  ]   AIM V.I. - Small Company Growth Fund -                    [  ]   T. Rowe Price Equity Income Portfolio
       Series I Shares                                           [  ]   T. Rowe Price Mid-Cap Growth Portfolio*
[  ]   AIM V.I. - Technology Fund - Series I Shares              [  ]   T. Rowe Price New America Growth Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS                       T. ROWE PRICE INTERNATIONAL SERIES, INC.
[  ]   Balanced Portfolio                                        [  ]   T. Rowe Price International Stock Portfolio
[  ]   Contrafund(R) Portfolio
[  ]   Growth Portfolio                                          THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
[  ]   Growth Opportunities Portfolio                            [  ]   U.S. Mid Cap Value Portfolio (Class I)
[  ]   High Income Portfolio
                                                                 VAN ECK WORLDWIDE INSURANCE TRUST
JANUS ASPEN SERIES                                               [  ]   Van Eck Worldwide Absolute Return Fund
[  ]   Capital Appreciation Portfolio
[  ]   Flexible Income Portfolio                                 VANGUARD VARIABLE INSURANCE FUND
[  ]   Growth Portfolio                                          [  ]   Vanguard VIF Balanced Portfolio
[  ]   International Growth Portfolio                            [  ]   Vanguard VIF Capital Growth Portfolio
[  ]   Mid Cap Growth Portfolio                                  [  ]   Vanguard VIF Diversified Value Portfolio
[  ]   Worldwide Growth Portfolio                                [  ]   Vanguard VIF Equity Income Portfolio
                                                                 [  ]   Vanguard VIF Equity Index Portfolio
PIMCO VARIABLE INSURANCE TRUST                                   [  ]   Vanguard VIF Growth Portfolio
[  ]   All Asset Portfolio (Administrative Class)                [  ]   Vanguard VIF High Yield Bond Portfolio
[  ]   Real Return Portfolio (Institutional Class)               [  ]   Vanguard VIF International Portfolio
[  ]   Short-Term Portfolio (Institutional Class)                [  ]   Vanguard VIF Mid-Cap Index Portfolio
[  ]   StocksPLUS Growth and Income Portfolio                    [  ]   Vanguard VIF Money Market Portfolio
       (Institutional Class)                                     [  ]   Vanguard VIF REIT Index Portfolio
       (Institutional Class)                                     [  ]   Vanguard VIF Short-Term Investment-Grade Portfolio
[  ]   Total Return Portfolio (Institutional Class)              [  ]   Vanguard VIF Small Company Growth Portfolio
                                                                 [  ]   Vanguard VIF Total Bond Market Index Portfolio
ROYCE CAPITAL FUND                                               [  ]   Vanguard VIF Total Stock Market Index Portfolio
[  ]   Royce Micro-Cap Portfolio
[  ]   Royce Small-Cap Portfolio






*  Fund closed to new investors effective April 30, 2004

TABLE OF CONTENTS



Policy Benefits/Risks Summary...................................................    1
  Policy Benefits...............................................................    1
     The Policy in General......................................................    1
     Flexible Premiums..........................................................    1
     Free-Look Period...........................................................    1
     Variable Life Insurance Benefit............................................    2
     Cash Value.................................................................    3
     Transfers..................................................................    3
     Loans......................................................................    3
     Partial Withdrawals and Surrenders.........................................    4
     Tax Benefits...............................................................    4
     Personalized Illustrations.................................................    4
  Policy Risks..................................................................    5
     Investment Risks...........................................................    5
     Risk of Lapse..............................................................    5
     Tax Risks (Income Tax and MEC).............................................    5
     Loan Risks.................................................................    6
     Risk of an Increase in Current Fees and Expenses...........................    6
Portfolio Risks.................................................................    6
Fee Tables......................................................................    6
  Transaction Fees..............................................................    7
  Periodic Charges Other Than  Portfolio Operating Expenses.....................    7
  Annual Portfolio Operating Expenses...........................................   10
Transamerica Life, The Separate Account, The Fixed Account and The Portfolios...   13
  Transamerica Life.............................................................   13
  The Separate Account..........................................................   13
  The Fixed Account.............................................................   14
  The Portfolios................................................................   14
  Your Right to Vote Portfolio Shares...........................................   19
Charges and Deductions..........................................................   20
  Premium Load..................................................................   20
  Monthly Deduction.............................................................   21
     Monthly Contract Charge....................................................   21
     Monthly Cost of Insurance Charge...........................................   22
     Optional Term Insurance Rider..............................................   23
     Mortality and Expense Risk Charge..........................................   23
     Monthly Deferred Sales Load................................................   23
  Administrative Charges........................................................   24
     Partial Withdrawal Charge..................................................   24
     Loan Interest..............................................................   24
     Transfer Charge............................................................   24
     Taxes......................................................................   25
     Portfolio Expenses.........................................................   25
The Policy......................................................................   25
  Ownership Rights..............................................................   25
  Modifying the Policy..........................................................   25
  Purchasing a Policy...........................................................   26

  Replacement of Existing Insurance..........................................   26
  When Insurance Coverage Takes Effect.......................................   27
  Free-Look Period...........................................................   27
  Backdating a Policy........................................................   27
Policy Features..............................................................   27
  Premiums...................................................................   27
     Allocating Premiums.....................................................   27
     Premium Flexibility.....................................................   28
     Planned Periodic Payments...............................................   28
     Premium Limitations.....................................................   29
     Making Premium Payments.................................................   29
Transfers....................................................................   29
  General....................................................................   29
  Fixed Account Transfers....................................................   30
  Disruptive Trading and Market Timing.......................................   30
  Transfer Procedures........................................................   33
  Asset Rebalancing Program..................................................   33
  Third Party Asset Allocation Services......................................   34
Policy Values................................................................   34
  Cash Value.................................................................   34
  Net Cash Value.............................................................   35
  Subaccount Value...........................................................   35
  Accumulation Units.........................................................   35
  Accumulation Unit Value....................................................   36
  Net Investment Factor......................................................   36
  Fixed Account Value........................................................   37
Life Insurance Benefit.......................................................   37
  Life Insurance Benefit Options.............................................   38
Life Insurance Benefit Compliance Tests......................................   39
  Choosing a Life Insurance Benefit Option...................................   41
  Changing the Life Insurance Benefit Option.................................   41
  How Life Insurance Benefits May Vary in Amount.............................   42
  Changing the Face Amount...................................................   42
     Decreasing the Face Amount..............................................   42
     Increasing the Face Amount..............................................   43
  Duration of the Policy.....................................................   43
  Payment Options............................................................   43
Surrenders and Partial Withdrawals...........................................   43
  Surrenders.................................................................   43
  Partial Withdrawals........................................................   44
Loans .......................................................................   45
  General....................................................................   45
     Interest Rate Charged...................................................   45
     Loan Account Interest Rate Credited.....................................   46
     Maximum Loan Account Interest Rate......................................   46
     Indebtedness............................................................   46
     Repayment of Indebtedness...............................................   46
  Effect of Policy Loans.....................................................   46
Policy Lapse and Reinstatement...............................................   46

  Lapse......................................................................   46
  Reinstatement..............................................................   47
Policy Termination...........................................................   47
Federal Income Tax Considerations............................................   47
  Tax Status of the Policy...................................................   48
  Tax Treatment of Policy Benefits...........................................   48
Other Policy Information.....................................................   51
  Payments We Make...........................................................   51
  Split Dollar Arrangements..................................................   52
Supplemental Benefits (Riders)...............................................   53
  Term Insurance Rider.......................................................   53
  Experience Credits Rider...................................................   53
Additional Information.......................................................   54
  Sale of the Policies.......................................................   54
  State Variations...........................................................   55
  Legal Proceedings..........................................................   55
  Financial Statements.......................................................   55
Table of Contents of the Statement of Additional Information.................   56
Glossary.....................................................................   57
Prospectus Back Cover
  Personalized Illustrations of Policy Benefits..............................   60
  Inquiries


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                       ADVANTAGE X


This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

THE POLICY IN GENERAL

- The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

- Under Transamerica Life's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

- The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

- FIXED ACCOUNT. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.

- SEPARATE ACCOUNT. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

FLEXIBLE PREMIUMS

- You select a premium payment plan, but the plan is flexible - you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

- You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.

FREE-LOOK PERIOD

- The FREE-LOOK PERIOD begins four days after the Policy is mailed to you. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

VARIABLE LIFE INSURANCE BENEFIT


- If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.


- CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:

      -     Option 1 is the greater of:

            -     the face amount of the Policy, or

            - a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

      -     Option 2 is the greater of:

            - the face amount of the Policy, plus the Policy's cash value on the date of the insured's death, or

            - a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

      -     Option 3 is the greater of:

            - the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or

            - a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.


The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING A TAX TEST.

- Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

- CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

CASH VALUE

- Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

TRANSFERS


- You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax.


- We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

-     An asset rebalancing program is available.

- After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

- We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing" below.

LOANS

- After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the net cash value (cash value MINUS any outstanding indebtedness) on that date. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Code. The minimum loan amount is $500.

- We currently charge interest of 2.67% annually in Policy Years 1-17, 2.25% annually in Policy Years 18-30, and 2.15% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

- To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.

- Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract.

PARTIAL WITHDRAWALS AND SURRENDERS

- You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

- We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

- The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.


- If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.


- You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load.

-      A partial withdrawal or surrender may have tax consequences.

TAX BENEFITS

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

If the Policy satisfies the definition of life insurance under the Internal Revenue Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the accounts are not taxable transactions.

PERSONALIZED ILLUSTRATIONS

You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

- understand the long-term effects of different levels of investment performances,

-     understand the charges and deductions under the Policy, and;

-     compare the Policy to other life insurance policies.

These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

INVESTMENT RISKS

The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

RISK OF LAPSE

Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets our insurability requirements and you pay the amount we require.

TAX RISKS (INCOME TAX AND MEC)

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums. .

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

LOAN RISKS

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+, payable in arrears. This charge may increase, but it will not exceed 4.00%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


PORTFOLIO RISKS


A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.


FEE TABLES


The following tables describe the fees and expenses that are payable when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts and the fixed account.

                                TRANSACTION FEES


                                                             AMOUNT DEDUCTED
                                                                 MAXIMUM                 AMOUNT DEDUCTED
                                  WHEN CHARGE IS            GUARANTEED CHARGE           CURRENT CHARGE AT
          CHARGE                     DEDUCTED               THE POLICY ALLOWS         TIME OF POLICY ISSUE
-----------------------      -----------------------    ----------------------     ----------------------------
PERCENT OF PREMIUM LOAD      Upon receipt of premium    15.00% of each premium     10.00% of premium received
                                                        received                   up to target premium(1) in
                                                                                   Policy year 1; 6.50% of
                                                                                   premium received up to target
                                                                                   premium in Policy years 2-4;
                                                                                   2.50% of premium received
                                                                                   up to target premium in Policy
                                                                                   years 5-7; 2.10% of premium
                                                                                   received up to target premium
                                                                                   in Policy years 8-10; 0.50%
                                                                                   of premium received up to
                                                                                   target premium in Policy
                                                                                   years 11+

PARTIAL WITHDRAWAL CHARGE    Upon withdrawal            $25.00                     $0

TRANSFER CHARGE              Upon each transfer         $25.00 for each transfer   $0
                             beyond 12 transfers in     in excess of 12 per
                             any Policy year            Policy year

(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                                            AMOUNT DEDUCTED                   AMOUNT DEDUCTED
                                  WHEN CHARGE IS          MAXIMUM GUARANTEED                 CURRENT CHARGE AT
           CHARGE                    DEDUCTED          CHARGE THE POLICY ALLOWS             TIME OF POLICY ISSUE
-------------------------     ----------------------  ----------------------------       -------------------------
MONTHLY CONTRACT CHARGE       On the effective date   $10.00 per month                   $5.00 per month
                              (date of issue) and
                              on each monthly
                              deduction day

COST OF INSURANCE(1)
(without extra ratings)(2)

   -     Minimum             On the effective date   $0.09 per month per $1000 of net    $0.0138 per month per
         Charge              and on each monthly     amount at risk (3)(Female,          $1000 of net amount at
                             deduction day           Non-Tobacco, Age 20, Medical        risk (Female,
                                                     Issue)                              Non-Tobacco, Age 20,
                                                                                         Medical Issue)

   -     Maximum Charge                                                                  $33.04 per month per
                                                      $83.33 per month per $1000 of      $1000 of net amount at
                                                      net amount at risk (Male,          risk (Male, Tobacco, Age
                                                      Tobacco, Age 99, Guaranteed        99, Guaranteed Issue)
                                                      Issue)

                                                                                         $0.11 per month per $1000
                                                      $0.50 per month per $1000 of net   of net amount at risk
                                                      amount at risk

   -    Charge for a Male,
        age 48, Guaranteed
        Issue, during the
        first Policy year

MORTALITY AND EXPENSE RISK    On the effective date   2.00% (annually) of the average    0.67% (annually) of the
CHARGE                        and on each monthly     cash value                         average cash value in
                              deduction day                                              Policy years 1-17, and
                                                                                         0.25% (annually) of the
                                                                                         average cash value in
                                                                                         Policy years 18-30; and
                                                                                         0.15% (annually) of the
                                                                                         average cash value in
                                                                                         Policy years 31+

LOAN INTEREST SPREAD(4)       On Policy anniversary   2.00% (annually)                   0.67% (annually) in
                              or earlier, as                                             Policy years 1-17;
                              applicable(5)                                              0.25% (annually) in
                                                                                         Policy years 18-30; and
                                                                                         0.15% (annually) in
                                                                                         Policy years 31+

MONTHLY DEFERRED              On each monthly         0.30% of all premium               0.250% of the
SALES LOAD                    deduction day           received in Policy year 1          premium received up
                              during Policy years                                        to target premium in
                              2-7                                                        Policy year (1), and
                                                                                         0.017% of premium
                                                                                         received in excess of
                                                                                         target premium in
                                                                                         Policy year 1

RIDER CHARGES:(6)
TERM LIFE INSURANCE RIDER

    -    Minimum
         Charge               On the effective        $0.06 per month per $1000 of       $0.0138 per month per
                              date and on each        net amount at risk                 $1000 of net amount at
                              monthly deduction                                          risk
                              day
    -    Maximum Charge                               $83.33 per month per $1000         $33.04 per month per
                                                      of net amount at risk              $1000 of net amount at
                                                                                         risk

                                                                                         $0.11 per month per $1000
                                                      $0.50 per month per $1000 of net   of net amount at risk
                                                      amount at risk

   -    Charge for a Male,
        age 48, Guaranteed
        Issue


(1)Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.

(2) We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (which is a maximum of 2.00% annually). SEE "MAXIMUM LOAN ACCOUNT INTEREST RATE".

(5) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured's death.

(6) Charges for riders vary based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover.


The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2004. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.



              TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                           LOWEST                         HIGHEST
-------------------------------------------------------                           ------                         -------
(total of all expenses that are deducted from portfolio assets,                    0.18%                           2.50%
 including management fees, distribution (12b-1) and
other expenses)

                       ANNUAL PORTFOLIO OPERATING EXPENSES

                    (expenses deducted from portfolio assets)


The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2004 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.



                                                                                                             FEES AND
                                                                                                             EXPENSES
                                                                                                GROSS      CONTRACTUALLY     TOTAL
                                                                                                TOTAL        WAIVED OR        NET
                                                               MANAGEMENT    OTHER      12b-1   ANNUAL       REIMBURSED      ANNUAL
               PORTFOLIO                                          FEES      EXPENSES    FEES   EXPENSES          (15)       EXPENSES
               ---------                                          ----      --------    ----   --------          ----       --------
AIM V.I. - Dynamics  (5) (6)                                       0.75%      0.42%     N/A      1.17%         0.00%         1.17%
AIM V.I. - Financial Services  (5) (6)                             0.75%      0.36%     N/A      1.11%         0.00%         1.11%
AIM V.I. - Health Sciences  (5) (6)                                0.75%      0.33%     N/A      1.08%         0.00%         1.08%
AIM V.I. - Small Company Growth  (5) (6) (7)                       0.75%      0.64%     N/A      1.39%         0.09%         1.30%
AIM V.I. - Technology  (5) (6) (8)                                 0.75%      0.41%     N/A      1.16%         0.00%         1.16%
Fidelity VIP Balanced  (1)                                         0.43%      0.16%     N/A      0.59%         0.00%         0.59%
Fidelity VIP Contrafund(R) (2)                                     0.58%      0.09%     N/A      0.67%         0.00%         0.67%
Fidelity VIP Growth  (3)                                           0.58%      0.09%     N/A      0.67%         0.00%         0.67%
Fidelity VIP Growth Opportunities  (4)                             0.58%      0.14%     N/A      0.72%         0.00%         0.72%
Fidelity VIP High Income                                           0.58%      0.11%     N/A      0.69%         0.00%         0.69%
Janus Aspen Series Capital Appreciation (Institutional             0.64%      0.03%     N/A      0.67%         0.00%         0.67%
  Class)  (9)
Janus Aspen Series Flexible Income (Institutional Class) (9)       0.50%      0.04%     N/A      0.54%         0.00%         0.54%
Janus Aspen Series Growth (Institutional Class) (9)                0.64%      0.02%     N/A      0.66%         0.00%         0.66%
Janus Aspen Series International Growth (Institutional             0.64%      0.11%     N/A      0.75%         0.00%         0.75%
  Class) (9)
Janus Aspen Series Mid Cap Growth (Institutional Class) (9)        0.64%      0.02%     N/A      0.66%         0.00%         0.66%
Janus Aspen Series Worldwide Growth (Institutional Class)          0.60%      0.06%     N/A      0.66%         0.00%         0.66%
  (9)
PIMCO All Asset (Administrative Class)  (10)                       0.20%      11.32%    N/A     11.52%        10.32%         1.20%

PIMCO Real Return (Institutional Class)  (11)                      0.25%      0.26%     N/A      0.51%         0.00%         0.51%
PIMCO Short-Term (Institutional Class)                             0.25%      0.20%     N/A      0.45%         0.00%         0.45%
PIMCO StocksPLUS Growth and                                        0.40%      0.10%     N/A      0.50%         0.00%         0.50%
       Income (Institutional Class)
PIMCO Total Return (Institutional Class)                           0.25%      0.25%     N/A      0.50%         0.00%         0.50%
Royce Micro-Cap                                                    1.25%      0.09%     N/A      1.34%         0.00%         1.34%
Royce Small-Cap                                                    1.00%      0.15%     N/A      1.15%         0.00%         1.15%
Scudder VIT Small Cap Index  (12)                                  0.35%      0.26%     N/A      0.61%         0.16%         0.45%
T. Rowe Price Blue Chip Growth                                     0.85%      0.00%     N/A      0.85%         0.00%         0.85%
T. Rowe Price Equity Income                                        0.85%      0.00%     N/A      0.85%         0.00%         0.85%
T. Rowe Price Mid-Cap Growth                                       0.85%      0.00%     N/A      0.85%         0.00%         0.85%
T. Rowe Price New America Growth                                   0.85%      0.00%     N/A      0.85%         0.00%         0.85%
T. Rowe Price International Stock                                  1.05%      0.00%     N/A      1.05%         0.00%         1.05%
Universal Institutional Funds U.S. Mid Cap Value Portfolio         0.75%      0.37%     N/A      1.12%         0.00%         1.12%
(Class I)
Van Eck Worldwide Absolute Return  (13) (14)                       2.50%      4.56%     N/A      7.06%         4.56%         2.50%
Vanguard VIF Balanced                                              0.19%      0.12%     N/A      0.31%         0.00%         0.31%
Vanguard VIF Capital Growth                                        0.19%      0.29%     N/A      0.48%         0.00%         0.48%
Vanguard VIF Diversified Value                                     0.30%      0.18%     N/A      0.48%         0.00%         0.48%
Vanguard VIF Equity Income                                         0.23%      0.12%     N/A      0.35%         0.00%         0.35%
Vanguard VIF Equity Index                                          0.15%      0.03%     N/A      0.18%         0.00%         0.18%
Vanguard VIF Growth                                                0.27%      0.12%     N/A      0.39%         0.00%         0.39%
Vanguard VIF High Yield Bond                                       0.20%      0.09%     N/A      0.29%         0.00%         0.29%
Vanguard VIF International                                         0.24%      0.23%     N/A      0.47%         0.00%         0.47%
Vanguard VIF Mid-Cap Index                                         0.22%      0.07%     N/A      0.29%         0.00%         0.29%
Vanguard VIF Money Market                                          0.16%      0.04%     N/A      0.20%         0.00%         0.20%
Vanguard VIF REIT Index                                            0.30%      0.06%     N/A      0.36%         0.00%         0.36%
Vanguard VIF Short-Term Investment-Grade                           0.16%      0.04%     N/A      0.20%         0.00%         0.20%
Vanguard VIF Small Company Growth                                  0.28%      0.27%     N/A      0.55%         0.00%         0.55%
Vanguard VIF Total Bond Market Index                               0.18%      0.04%     N/A      0.22%         0.00%         0.22%
Vanguard VIF Total Stock Market Index                              0.17%      0.03%     N/A      0.20%         0.00%         0.20%


(1) A portion of the brokerage commissions that the fund p ays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realiz ed as a result of univested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.58%. These offsets may be discontinued at any time.

(2) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of univested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

(3) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.

(4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of univested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.70%. These offsets may be discontinued at any time.

(5) The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.

(6) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

(7) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds univested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through December 31, 2005.

(8) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.

(9) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2003.

(10) PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce Total Annual Portfolio Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 1.20% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(11) Ratio of expenses to average net assets excluding interest expense is 0.50%. Interest expense is generally incurred as a result of investment management activities.





(12) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes respectively:(0.45%, 0.70%).



(13) Because the Fund has less than one calendar year of operating history, the fees and expenses are based on estimates for the current fiscal year. Other Expenses include, but are not limited to, administration, dividends paid on securities sold short, professional fees, shareholder reports, custody and transfer agency fees.

(14) For the period May 1, 2004 through April 30, 2005, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.50% of average daily net assets.



(15) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2003. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:


                                                                                                     FEES AND
                                                                                     GROSS TOTAL     EXPENSES        TOTAL NET
                                              MANAGEMENT         OTHER       12b-1      ANNUAL       WAIVED OR         ANNUAL
                     PORTFOLIO                    FEE          EXPENSES      FEES      EXPENSES      REIMBURSED       EXPENSES
                     ---------                    ---          --------      ----      --------      ----------      ---------
Universal Institutional Funds                    0.75%          0.37%         N/A        1.12%          0.07%          1.05%
   U.S. Mid Cap Value Portfolio
  (Class I) (i)

(i) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. For the year ended December 31, 2003, the management fee was reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed the operating expense limitation of 1.05%. The adviser may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the "Management Fee", "Other Expenses", "12B-1 Fees" and "Total Net Annual Expenses", respectively, would have been 0.68%, 0.37%, 0.00% and 1.05%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing.


TRANSAMERICA LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS


TRANSAMERICA LIFE

Transamerica Life Insurance Company ("Transamerica Life") is the insurance company issuing the Policy. Transamerica Life's home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE FIXED ACCOUNT

The fixed account is part of Transamerica Life's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account's assets. Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life's guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. YOU BEAR THE RISK THAT INTEREST WE CREDIT WILL NOT EXCEED 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS

The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.


A I M Variable Insurance Funds            -   AIM V.I. - Dynamics Fund
managed by A I M Advisors, Inc.               seeks long-term capital
                                              growth by investing at
                                              least 65% of its net
                                              assets in common stocks
                                              of mid-sized companies.

                                          -   AIM V.I. - Financial
                                              Services Fund seeks
                                              capital growth by
                                              normally investing at
                                              least 80% of its net
                                              assets in the equity
                                              securities and
                                              equity-related
                                              instruments of companies
                                              involved in the
                                              financial services
                                              sector.

                                          -   AIM V.I. - Health
                                              Sciences Fund seeks
                                              capital growth by
                                              normally investing at
                                              least 80% of its net
                                              assets in the equity
                                              securities and equity-
                                              related instruments of
                                              companies that develop,
                                              produce or distribute
                                              products or services
                                              related to health care.

                                          -   AIM V.I. - Small Company
                                              Growth Fund seeks
                                              long-term capital growth
                                              by normally investing at
                                              least 80% of its net
                                              assets in small
                                              capitalization
                                              companies.

                                          -   AIM V.I. - Technology
                                              Fund seeks capital
                                              growth by normally
                                              investing at least 80%
                                              of its net assets in
                                              equity securities and
                                              equity- related
                                              instruments of companies
                                              engaged in
                                              technology-related
                                              industries.

Fidelity Variable Insurance               -   Balanced seeks income
Products Funds - Initial                      and capital growth
Class                                         consistent with
                                              reasonable  risk.
managed by Fidelity Management
& Research Company                        -   Contrafund(R) seeks
                                              long-term capital
                                              appreciation.

                                          -   Growth seeks to achieve
                                              capital appreciation.

                                          -   Growth Opportunities
                                              seeks to provide capital
                                              growth.

                                          -   High Income seeks a high
                                              level of current income,
                                              while also considering
                                              growth of capital.

Janus Aspen Series                        -   Capital Appreciation
managed by Janus Capital                      seeks long-term growth
Management LLC                                of capital by investing
                                              primarily in common
                                              stocks selected for
                                              their growth potential.

                                          -   Flexible Income seeks to
                                              obtain maximum total
                                              return, consistent with
                                              preservation of capital
                                              by primarily investing
                                              in a wide variety of
                                              income-producing
                                              securities such as
                                              corporate bonds and
                                              notes, government
                                              securities and preferred
                                              stock.

                                   -      Growth seeks long-term
                                          growth of capital in a
                                          manner consistent with
                                          the preservation of
                                          capital by investing
                                          primarily in common
                                          stocks selected for
                                          their growth potential.

                                   -      International Growth
                                          seeks long-term growth
                                          of capital by investing
                                          under normal
                                          circumstances at least
                                          80% of its net assets in
                                          securities of issuers
                                          from at least five
                                          different countries,
                                          excluding the United
                                          States.

                                   -      Mid Cap Growth seeks
                                          long-term growth of
                                          capital by investing
                                          under normal
                                          circumstances, at least
                                          80% of its net assets in
                                          securities of mid-sized
                                          companies whose market
                                          capitalization falls, at
                                          the time of initial
                                          purchase, within the 12
                                          month average of the
                                          capitalization range of
                                          the Russell Midcap
                                          Growth Index.

                                   -      Worldwide Growth seeks
                                          long-term growth of
                                          capital in a manner
                                          consistent with the
                                          preservation of capital
                                          by investing primarily
                                          in common stocks of
                                          companies of any size
                                          throughout the world.

PIMCO Variable Insurance           -      All Asset
Trust                                     (Administrative
managed by Pacific Investment             Class)(1) seeks maximum
Management Company LLC                    real return consistent
                                          with preservation of
                                          real capital and prudent
                                          investment management by
                                          investing its assets in
                                          shares of the Underlying
                                          PIMS Funds and does not
                                          invest directly in
                                          stocks or bonds or other
                                          issuers.

                                   -      Real Return
                                          (Institutional Class)(1)
                                          seeks maximum real
                                          return, consistent with
                                          preservation of real
                                          capital and prudent
                                          investment management.

                                   -      Short-Term
                                          (Institutional Class)(1)
                                          seeks to obtain maximum
                                          current income
                                          consistent with
                                          preservation of capital
                                          and daily liquidity by
                                          investing under normal
                                          circumstances at least
                                          65% of its assets in a
                                          diversified portfolio of
                                          Fixed Income instruments
                                          of varying maturities.

                                   -      StocksPLUS Growth and
                                          Income (Institutional
                                          Class) (1) seeks to
                                          achieve a total return
                                          which exceeds the total
                                          return performance of
                                          the S&P 500.

                                   -      Total Return
                                          (Institutional Class)(1)
                                          seeks to maximize total
                                          return, consistent with
                                          preservation of capital
                                          and prudent investment
                                          management by investing
                                          under normal
                                          circumstances at least
                                          65% of its assets in a
                                          diversified portfolio of
                                          Fixed Income instruments
                                          of varying maturities.

Royce Capital Fund                 -      Royce Micro-Cap seeks
                                          long-term growth of
                                          capital by investing its

managed by Royce and                                  assets primarily in a
Associates, LLC                                       broadly diversified
                                                      portfolio of equity
                                                      securities issued by
                                                       micro-cap companies
                                                      (companies with stock
                                                      market  capitalization
                                                      less than $400 million).

                                               -      Royce Small-Cap seeks
                                                      long-term growth of
                                                      capital by investing its
                                                      assets primarily in a
                                                      limited number of equity
                                                      securities issued by
                                                      small companies with
                                                      stock market
                                                      capitalization between
                                                      $400 million and $2
                                                      billion.

Scudder Investments VIT Funds                  -      Small Cap Index seeks to
managed by Deutsche Asset                             match, as closely as
Management, Inc.                                      possible (before the
                                                      deduction of expenses),
                                                      the performance of the
                                                      Russell 2000 Index,
                                                      which emphasizes stocks
                                                      of small US companies.

T. Rowe Price Equity Series,                   -      T. Rowe Price Blue Chip
Inc.                                                  Growth seeks to provide
managed by T. Rowe Price                              long-term growth of
Associates, Inc.                                      capital by investing in
                                                      the common stocks or large
                                                      and medium- sized blue
                                                      chip growth companies;
                                                      income is a secondary
                                                      objective.

                                               -      T. Rowe Price Equity
                                                      Income seeks to provide
                                                      substantial dividend
                                                      income as well as
                                                      long-term growth of
                                                      capital through
                                                      investments in the
                                                      common stocks of
                                                      established companies.


                                               -      T. Rowe Price Mid-Cap
                                                      Growth seeks to provide
                                                      long-term capital
                                                      appreciation by
                                                      investing in mid-cap
                                                      stocks with potential
                                                      for above- average
                                                      earnings growth.

                                               -      T. Rowe Price New
                                                      America Growth seeks to
                                                      provide long-term growth
                                                      of capital by investing
                                                      primarily in the common
                                                      stocks of companies
                                                      operating in sectors T.
                                                      Rowe Price believes will
                                                      be the fastest growing
                                                      in the United States.

T. Rowe Price International                    -      T. Rowe Price
Series, Inc.                                          International Stock
managed by T. Rowe Price                              seeks long-term growth
International, Inc.                                   of capital through
                                                      investments primarily in
                                                      the common stocks of
                                                      established non- U.S.
                                                      companies.

The Universal                                  -      U.S. Mid Cap Value
Institutional Funds, Inc.                             (Class I) seeks
managed by Morgan Stanley Investment                  above-average total
Management Inc. doing business as                     return over a market
Van Kampen                                            cycle of three to five
                                                      years by investing in
                                                      common stocks of
                                                      companies traded on a
                                                      U.S. securities exchange
                                                      with capitalizations
                                                      generally in the range
                                                      of companies included in
                                                      the Russell Midcap Value
                                                      Index.

Van Eck Worldwide Insurance Trust              -      Worldwide Absolute
managed by Van Eck Associates Corp.                   Return seeks to achieve
                                                      consistent absolute
                                                      (positive) returns in
                                                      various market cycles.

Vanguard Variable Insurance                    -      Balanced seeks to
Fund                                                  conserve capital, while
managed by the following:                             providing moderate
                                                      income and moderate
                                                      long-term growth of
                                                      capital and income.

                                               -      Capital Growth seeks to
                                                      provide long-term
                                                      growth of capital.

Balanced and High Yield Bond - Wellington
Management Company, LLP                        -      Diversified Value seeks
                                                      to provide long-term
                                                      growth of capital and a
                                                      moderate level of
                                                      dividend income.

Capital Growth - PRIMECAP Management Company   -      Equity Income seeks to
                                                      provide a relatively
                                                      high level of current
                                                      income and the potential
                                                      for long-term growth of
                                                      capital and income.

Diversified Value - Barrow, Hanley,            -      Equity Index seeks to
Mewhinney & Strauss                                   provide long-term growth
                                                      of capital and income by
                                                      attempting to match the
                                                      performance of a
                                                      broad-based market index
                                                      of stocks of large U.S.
                                                      companies.

Equity Income - Newell Associates

                                               -      Growth seeks to provide
Equity Index, Mid-Cap Index, Total Stock              long-term growth of
Market Index and REIT Index - Vanguard's              capital by investing
Quantitative Equity Group                             primarily in large-
                                                      capitalization stocks of
                                                      high-quality, seasoned
                                                      U.S. companies with
                                                      records or superior
                                                      growth.

Growth - Alliance Capital Management, L.P.     -      High Yield Bond seeks to
                                                      provide a higher level
                                                      of income by investing
                                                      primarily in a diversified
                                                      group of high-yielding,
                                                      higher risk corporate
                                                      bonds with medium- and
                                                      lower-range credit-quality
                                                      ratings, commonly known as
                                                      "junk bonds".

International - Schroder Investment
Management North America Inc.                  -      International seeks to
                                                      provide a long-term
                                                      growth of capital by
                                                      investing primarily in the
                                                      stocks of seasoned
                                                      companies located outside
                                                      of the United States.



Money Market, Short-Term Investment-Grade and  -      Mid-Cap Index seeks to
Total Bond Market Index - Vanguard's Fixed            provide long-term growth
Income Group                                          of capital by attempting
                                                      to match the performance
                                                      of a broad-based market
                                                      index of stocks of
                                                      medium-size U.S.
                                                      companies.

Small Company Growth - Granahan                -      Money Market seeks to
Investment Management, Inc. and                       provide income while
Grantham, Mayo, Van Otterloo & Co                     maintaining liquidity
LLC                                                   and a stable share price
                                                      of $1. An investment in
                                                      the Portfolio is not
                                                      insured or guaranteed by
                                                      the FDIC or any other
                                                      government agency.
                                                      Although the Portfolio
                                                      seeks to preserve the
                                                      value of your investment
                                                      at $1 per share, it is
                                                      possible to lose money
                                                      by investing in the
                                                      Portfolio.

                                               -      REIT Index seeks to
                                                      provide a high level of
                                                      income and moderate
                                                      long-term growth of
                                                      capital.

                                               -      Short-Term
                                                      Investment-Grade seeks
                                                      income while maintaining
                                                      a high degree of
                                                      stability of principal.

                                               -      Small Company Growth
                                                      seeks to provide
                                                      long-term growth of
                                                      capital by investing
                                                      primarily in the stocks
                                                      of smaller companies
                                                      (which, at the time of
                                                      purchase, typically have
                                                      a market value of less
                                                      than $1- $2 billion).

                                               -      Total Bond Market Index
                                                      seeks to provide a
                                                      higher level of income
                                                      by attempting to match
                                                      the performance of a
                                                      broad-based market index
                                                      of publicly traded,
                                                      investment-grade bonds.

                                               -      Total Stock Market Index
                                                      seeks to match the
                                                      performance of a
                                                      benchmark index that
                                                      measures the investment
                                                      return of the overall
                                                      stock market.



(1) Administrative class shares have 12b-1 fees; institutional class shares do not.


We may receive payments or revenues from some of all of the portfolios or their investment advisors (or their affiliates): in connection with administration, distribution or other services provided with respect to the portfolios and their availability through the Policy; or, to the extent permitted by SEC and NASD rules and other applicable laws and regulations, as incentives to market the portfolios or to cooperate with promotional efforts by the portfolios or their investment advisors (or their affiliates). The amount we receive, if any, may be different for different portfolios, may depend on how much of our cash value is invested in the applicable portfolios, and may be substantial. Currently, these payments range from 0% to 0.25% annually of our investment in the portfolios. You can find further details in "Additional Information - Sale of the Policies" and in the statement of additional information ("SAI") dated the same day as this prospectus about the payments made by the portfolios and their investment advisors (or their affiliates) and any services we provide in return.



We select the underlying funds offered through this product based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate us for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the investment advisor of the underlying fund, or the distributor of the underlying fund. Finally, when we develop a variable insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include underlying funds based on recommendations made by the fund family or distributor whose selection criteria may differ from our selection criteria.


YOUR RIGHT TO VOTE PORTFOLIO SHARES

Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE UNDER THE POLICY:

      -     the life insurance benefit, cash value and loan benefits;

      -     investment options, including net premium allocations;

      -     administration of elective options; and

      -     the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:

      - costs associated with processing and underwriting applications and changes in face amount and riders;

      - expenses of issuing and administering the Policy (including any Policy riders);

      - overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

      - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:

      - that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

      - that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM LOAD

We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts or the fixed account. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age and underwriting class and is listed on your Policy's specification page.

THE CURRENT PERCENT OF PREMIUM LOAD IS:

      -     10.00% of premium received up to target premium in Policy Year 1;
            and

      -     6.50% of premium received up to target premium in Policy years 2-4;
            and

      -     2.50% of premium received up to target premium in Policy years 5-7;
            and

      -     2.10% of premium received up to target premium in Policy years 8-
            10; and

      -     0.50% of all premium received up to target premium in Policy years
            11+.


We can increase the percent of premium load, but the maximum percent of premium load deduction on all premiums is 15.00%.


MONTHLY DEDUCTION

We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL TO:

      -     the monthly contract charge; PLUS

      -     the monthly cost of insurance charge for the Policy; PLUS

      - the monthly charge for any benefits provided by riders attached to the Policy; PLUS

      -     a factor representing the mortality and expense risk charge; plus

      -     the monthly deferred sales load in Policy years 2-7.

MONTHLY CONTRACT CHARGE:

      -     This charge currently equals $5.00 each Policy month.

      - We can increase this charge, but we guarantee this charge will never be more than $10.00 each month.

      - This charge is used to cover administrative services relating to the Policy.

MONTHLY COST OF INSURANCE CHARGE:

      - We calculate and deduct this charge monthly. The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

      - The monthly cost of insurance charge is equal to 1. multiplied by the result of 2. minus 3., where:

            1.    is the monthly cost of insurance rate per $1,000 of insurance;

            2. is the number of thousands of dollars of life insurance benefit for the Policy (as defined by the applicable death benefit Option 1, Option 2 or Option 3); and

            3. is the number of thousands of dollars of cash value as of the monthly deduction day (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

      - This charge is used to compensate us for the anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL TERM INSURANCE RIDER:

      - We assess a charge for this rider based on the issue age, duration, sex and premium class of the insured.

MORTALITY AND EXPENSE RISK CHARGE:

We deduct a daily charge from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume.

The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge is equivalent to:

      -     An effective annual rate of 0.67% in Policy years 1-17;

      -     An effective annual rate of 0.25% in Policy years 18-30; and

      -     An effective annual rate of 0.15% thereafter.


We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 2.0% in all Policy years.


The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

MONTHLY DEFERRED SALES LOAD:

      - We deduct a percent of the premium received in Policy year 1 on each monthly deduction day in Policy years 2-7.

      - The expenses deducted are intended to compensate us for sales expenses, including distribution costs.

      - We deduct this charge on a pro rata basis from all accounts (i.e. in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

The current monthly deferred sales load equals:

      -     0.25% of premium received up to target premium; and

      -     0.017% of premium received in excess of target premium in Policy
            Year 1.


We can increase this charge, but the maximum monthly deferred sales charge is 0.30% of all premium received in Policy year 1.


Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

ADMINISTRATIVE CHARGES

PARTIAL WITHDRAWAL CHARGE

-     After the first Policy year, you may make a partial withdrawal.

- When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

-     We currently do not impose this charge.

- We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

-     We will not increase this charge.

LOAN INTEREST

- Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

- We currently charge you an annual interest rate on a Policy loan of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+.

- After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.67% (annually) in Policy years 1-17, 0.25% (annually) in Policy years 18-30, and 0.15% (annually) in Policy years 31+.

- The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

TRANSFER CHARGE

- We currently allow you to make any number of transfers each year free of charge.

- We reserve the right to charge $25 for each transfer over 12 during a Policy year.

- For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

-     We deduct the transfer charge from the amount being transferred.

- Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

-     We will not increase this charge.

- We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS".

TAXES

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

PORTFOLIO EXPENSES


The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.18% to 2.50% in 2004.
Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.



THE POLICY


OWNERSHIP RIGHTS


The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:


      -     to designate or change beneficiaries;

      -     to receive amounts payable before the death of the insured;

      - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

      -     to change the owner of this Policy (there may be tax consequences);

      - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

      - to select the tax test - guideline premium test or the cash accumulation test - applicable to the Policy on the Policy application.


No designation or change in designation of an owner will take effect unless we receive a written request at our home office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.


MODIFYING THE POLICY

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

Upon notice to you, we may modify the Policy:

      - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

      - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

      - to reflect a change (permitted by the Policy) in the operation of the separate account; or

      -     to provide additional subaccounts and/or fixed account options.

If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

To purchase a Policy, you must submit a complete application and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.


Our current minimum face amount of a Policy is generally $1,000.


We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

      -     the date of your application; or

      - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under
Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD


You may cancel your Policy for a refund during the "free look period" by returning it to us at our home office or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:


      -     the cash value as of the date the Policy is returned; or

      -     the premiums paid less any partial withdrawals.

Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.


POLICY FEATURES


PREMIUMS

ALLOCATING PREMIUMS

In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

      -     allocation percentages must be in whole numbers; and

      - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.


The initial "net premium" will be allocated to the general account or, if available, the money market subaccount during the free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the accounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest or investment performance as applicable) at the end of the free-look period.


Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-369-2378 Monday - Friday 8:00 a.m. - 4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


Certain subaccounts may impose limitations on allocations, withdrawals or transfers. If a selected subaccount has imposed such a restriction, amounts will be allocated to a money market subaccount until we receive your direction.


You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

PREMIUM FLEXIBILITY


You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.


PLANNED PERIODIC PAYMENTS

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).

PREMIUM LIMITATIONS

Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

MAKING PREMIUM PAYMENTS


We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.


If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

         M & T Bank
         ABA #022000046
         For credit to: Transamerica Life Insurance Company
         Account #: 89487635

         Include your name and Policy number on all correspondence.


TRANSFERS


GENERAL

You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:


- You may request transfers in writing (in a form we accept) or by fax to our home office.

- The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

- The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

- We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

- Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

-     We consider all transfers made in any one day to be a single transfer.

- Transfers resulting from loans, asset rebalancing and reallocation of cash value and transfers from the general account or the money market subaccount, immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

FIXED ACCOUNT TRANSFERS

- After the first Policy year, you may make one transfer per Policy year from the fixed account.

- We reserve the right to require that you make the transfer request in writing.

- We must receive the transfer request no later than 30 days after a Policy anniversary.

- We will make the transfer at the end of the valuation date on which we receive the written request.

-     The maximum amount you may transfer is limited to the greater of:

      (a)   25% of the current amount in the fixed account; or

      (b) the amount you transferred from the fixed account in the immediately prior Policy year.

DISRUPTIVE TRADING AND MARKET TIMING


STATEMENT OF POLICY. This Policy was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio's investments (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.






We have developed policies and procedures with respect to market timing and other transfers and do not make special arrangements to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other disruptive trading.



DETECTION. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies and retirement plans with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies and retirement plans.



DETERRENCE. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, but under our current policies will always include and begin with loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only via (other than overnight) U.S. Mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.



We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if the underlying fund portfolio refuses or reverses our order. For all of these purposes, we may aggregate two or more policies that we believe are connected.


In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.


Under our current policies and procedures, we do not:

-     impose redemption fees on transfers;



-     expressly limit the number or size of transfers in a given period; or



-     provide a certain number of allowable transfers in a given period.



Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.



Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this Policy, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the Policy.



Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the Policies, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the Policy. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio. If an underlying fund portfolio's policies and procedures operate to restrict or refuse transactions by the separate account as a result of activity initiated by you, we will inform you of actions taken that affect your transfer activity.



UNDERLYING FUND PORTFOLIO FREQUENT TRADING POLICIES. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our insurance products to discourage programmed, large, frequent, or short-term transfers. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our Policies to discourage market timing or other disruptive trading.



OMNIBUS ORDER. Policy owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable life insurance (or annuity) policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in frequent transfer activity, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an underlying fund portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.


TRANSFER PROCEDURES

To make a transfer via fax, send your instructions to 319-369-2378 Monday - Friday 8:00 a.m. - 4:30 p.m. Central time.

Please note the following regarding fax transfers:

      - We will employ reasonable procedures to confirm that fax instructions are genuine.


      - Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.


      - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-369-2378.

      - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.


We cannot guarantee that faxed transactions will always be available. For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.


We will process any transfer order we receive at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM

We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. A subaccount may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:        -     you must submit a completed asset
                                         rebalancing request form to us at our
                                         home office; and

                                   -     you must have a minimum cash value of
                                         $10,000 or make a $10,000 initial
                                         premium payment.

There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

ASSET REBALANCING WILL CEASE IF:   -     we receive your request to discontinue
                                         participation at our home office;

                                   -     you make any transfer to or from any
                                         subaccount other than under a scheduled
                                         rebalancing; or

                                   -     you elect to participate in any asset
                                         allocation services provided by a third
                                         party.

You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica Life agents for the sale of Policies. Transamerica Life does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica Life for the sale of Policies. Transamerica Life therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica Life does not currently charge you any additional fees for providing these support services. Transamerica Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.


POLICY VALUES


CASH VALUE

      Your  Policy's cash value:

      - Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

      -     Serves as the starting point for calculating values under a Policy.

      - Equals the sum of all values in each subaccount, the fixed account and the loan account.

      -     Is determined on the effective date and on each valuation day.

      - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

NET CASH VALUE ON ANY VALUATION    -      the cash value as of such date; MINUS
DATE EQUALS:
                                   -      any outstanding Policy loan amount
                                          (indebtedness).

SUBACCOUNT VALUE


Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.


ACCUMULATION UNITS

Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

      -     partial withdrawals or transfers from a subaccount;

      -     surrender of the Policy;

      -     payment of the life insurance benefit proceeds;

      -     Policy loans; and

      -     the monthly deduction.


THE NUMBER OF ACCUMULATION UNITS IN ANY          -  the initial units purchased
SUBACCOUNT ON ANY MONTHLY DEDUCTION DAY EQUALS:     at accumulation unit value
                                                    at the end of the free-look
                                                    period; PLUS


                                                 -  units purchased with
                                                    additional net premium(s);
                                                    PLUS

                                                 -  units purchased via
                                                    transfers from another
                                                    subaccount, the fixed
                                                    account or the loan account;
                                                    MINUS

                                                 -  units redeemed to pay for
                                                    monthly deductions; MINUS

                                                 -  units redeemed to pay for
                                                    partial withdrawals; MINUS

                                                 -  units redeemed as part of a
                                                    transfer to another
                                                    subaccount or the fixed
                                                    account or the loan account;
                                                    MINUS

                                                 -  units redeemed to pay
                                                    transfer charges.

ACCUMULATION UNIT VALUE

We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

      -     the result of:

            - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

            - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY


            - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.


The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

The fixed account value is equal to the cash value allocated to the fixed account.

THE FIXED ACCOUNT VALUE AT THE END OF ANY -     the sum of all net premium(s)
                                                allocated to the fixed account;
VALUATION PERIOD IS EQUAL TO:                   PLUS

                                          -     any amounts transferred from a
                                                subaccount to the fixed account;
                                                PLUS

                                          -     total interest credited to the
                                                fixed account; MINUS

                                          -     any amounts charged to pay for
                                                monthly deductions as they are
                                                due; MINUS

                                          -     any amounts withdrawn from the
                                                fixed account to pay for partial
                                                withdrawals; MINUS

                                          -     any amounts transferred from the
                                                fixed account to a subaccount
                                                (including any transfer fees).


LIFE INSURANCE BENEFIT



As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our home office satisfactory proof of the insured's death, written direction on how to pay the death benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.


LIFE INSURANCE BENEFIT PROCEEDS EQUAL:    -     the life insurance benefit
                                                (described below); MINUS

                                          -     any monthly deductions due
                                                during the late period (if
                                                applicable); MINUS

                                          -     any outstanding indebtedness or
                                                due and unpaid charges; PLUS

                                          -     any additional insurance in
                                                force provided by rider.

We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

LIFE INSURANCE BENEFIT OPTIONS


The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.


LIFE INSURANCE BENEFIT UNDER OPTION 1    1.   the face amount of the Policy; OR
IS THE GREATER OF:
                                         2.   the applicable percentage called
                                              the "limitation percentage,"
                                              MULTIPLIED BY the cash value on
                                              the insured's date of death.

Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

OPTION 1 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER OPTION 2    1.   the face amount; PLUS
IS THE GREATER OF:
                                              -     the cash value on the
                                                    insured's date of death; OR

                                         2.   the limitation percentage;
                                              MULTIPLIED BY

                                              -     the cash value on the
                                                    insured's date of death.

Under Option 2, the life insurance benefit always varies as the cash value varies.

OPTION 2 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER OPTION 3    1.   the face amount; PLUS
IS THE GREATER OF:
                                              -     cumulative premiums paid;
                                                    LESS

                                              -     cumulative partial
                                                    withdrawals; OR

                                         2.   the limitation percentage;
                                              MULTIPLIED BY

                                              -     the cash value on the
                                                    insured's date of death.

Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

OPTION 3 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

        *                            *                                  *

The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS


To qualify the Policy as life insurance under the Code, owners may choose between two Life Insurance Benefit Compliance Tests - either the Guideline Premium Test or the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)


              LIMITATION PERCENTAGES TABLE - GUIDELINE PREMIUM TEST

   INSURED'S                           INSURED'S                          INSURED'S
ATTAINED AGE ON                     ATTAINED AGE ON                      ATTAINED AGE
   POLICY             LIMITATION        POLICY           LIMITATION       ON POLICY        LIMITATION
 ANNIVERSARY          PERCENTAGE      ANNIVERSARY        PERCENTAGE      ANNIVERSARY       PERCENTAGE
---------------       ----------    ---------------      ----------      ------------      ----------
     0-40                 250             59                 134              78               105
      41                  243             60                 130              79               105
      42                  236             61                 128              80               105
      43                  229             62                 126              81               105
      44                  222             63                 124              82               105

45                  215             64                 122              83               105
46                  209             65                 120              84               105
47                  203             66                 119              85               105
48                  197             67                 118              86               105
49                  191             68                 117              87               105
50                  185             69                 116              88               105
51                  178             70                 115              89               105
52                  171             71                 113              90               105
53                  164             72                 111              91               104
54                  157             73                 109              92               103
55                  150             74                 107              93               102
56                  146             75                 105             94-99             101
57                  142             76                 105         100 and older         100
58                  138             77                 105

           LIMITATION PERCENTAGES TABLE - CASH VALUE ACCUMULATION TEST


   INSURED'S                                INSURED'S                              INSURED'S
ATTAINTED AGE ON        LIMITATION       ATTAINED AGE ON       LIMITATION        ATTAINED AGE        LIMITATION
     POLICY             PERCENTAGE           POLICY            PERCENTAGE         ON POLICY          PERCENTAGE
  ANNIVERSARY         Male     Female      ANNIVERSARY       Male    Female      ANNIVERSARY      Male      Female
----------------      ----     ------    ---------------     ----    ------      -----------      ----      ------
      20               631       751            47           267       312            74           137       148
      21               612       727            48           259       303            75           135       145
      22               595       704            49           251       294            76           133       142
      23               577       681            50           244       285            77           131       139
      24               560       659            51           237       276            78           129       136
      25               542       638            52           230       268            79           127       134
      26               526       617            53           224       261            80           125       131
      27               509       597            54           218       253            81           124       129
      28               493       578            55           212       246            82           122       127
      29               477       559            56           206       239            83           121       125
      30               462       541            57           201       232            84           119       123
      31               447       523            58           195       226            85           118       121
      32               432       506            59           190       219            86           117       119
      33               418       489            60           186       213            87           116       118
      34               404       473            61           181       207            88           115       117
      35               391       458            62           177       201            89           114       115
      36               379       443            63           172       196            90           113       114
      37               366       428            64           168       191            91           112       113
      38               355       414            65           164       186            92           111       111
      39               343       401            66           161       181            93           110       110
      40               332       388            67           157       176            94           109       109
      41               322       376            68           154       172            95           107       108
      42               312       364            69           151       167            96           106       106
      43               302       353            70           148       163            97           105       105
      44               293       342            71           145       159            98           103       103
      45               284       332            72           142       155            99           102       102
      46               275       322            73           140       152           100           100       100

If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".

You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

CHOOSING A LIFE INSURANCE BENEFIT OPTION

You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay.

Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION


After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below). We will notify you of the new face amount.


-     You may not change between Options 2 and 3.

-     You must send your written request to our home office.

-     We may require proof of insurability.

- The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

- You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

- If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

- If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

- If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

- If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

- You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

- There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

CHANGING THE FACE AMOUNT

Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE FACE AMOUNT:

      -     You must send your written request to our home office.


      -     You may not decrease your face amount lower than $1,000.


      - You may not decrease your face amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.

      - A decrease in face amount will take effect on the monthly deduction day on or immediately following our receipt of your written request.

INCREASING THE FACE AMOUNT

After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.

CONDITIONS FOR INCREASING THE FACE AMOUNT:

      -     You must submit a written application to our home office.

      -     You must submit additional evidence of insurability as requested.

      -     We reserve the right to decline any increase request.

      - You do not need to increase your premium, but there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

      - An increase in face amount will take effect on the monthly deduction day on or after we approve your written request.


      - The two year period in the incontestability and suicide exclusion provision will each start on the date such increase takes effect.


      - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option.


SURRENDERS AND PARTIAL WITHDRAWALS


SURRENDERS

You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits, we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS

After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

CONDITIONS FOR PARTIAL WITHDRAWALS:

      - You must send your written partial withdrawal request with an original signature to our home office.

      - The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount or the fixed account from which the partial withdrawal is made.

      - There is no limit to the number of partial withdrawals per Policy year.

      - The partial withdrawal will be deducted from each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

      - You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

      - We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our home office.

      - We will deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

      - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

      - You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

      -     A partial withdrawal may have tax consequences.

If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $100.00.

LOANS


GENERAL

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.

CONDITIONS FOR POLICY LOANS:

      -     We may require you to borrow at least $500.

      -     The maximum amount you may borrow is 90% of the net cash value.

      - Outstanding loans have priority over the claims of any assignee or other person.

      -     The loan may be repaid totally or in part.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account and is used as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our home office. We may postpone payment of loans under certain conditions.

You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

INTEREST RATE CHARGED

We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+ (4.00% maximum guaranteed). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

      - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

      - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

      - We will give notice of any change in the annual interest rate within 30 days of the change.

LOAN ACCOUNT INTEREST RATE CREDITED

We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

MAXIMUM LOAN ACCOUNT INTEREST RATE

The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

INDEBTEDNESS

Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

REPAYMENT OF INDEBTEDNESS

You may repay indebtedness at any time. Payments must be sent to our home office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS LOAN REPAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A PREMIUM PAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS

A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.


POLICY LAPSE AND REINSTATEMENT


LAPSE

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


Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.


If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately prior to the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT

At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

      -     submit a written application for reinstatement to our home office;

      -     provide evidence of insurability satisfactory to us;

      - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

      -     either reinstate or repay any unpaid loan.

We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.


POLICY TERMINATION


Your Policy will terminate on the earliest of:

      -     the end of the late period;

      -     the date the insured dies; or

      -     the date the Policy is surrendered.


FEDERAL INCOME TAX CONSIDERATIONS


The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether Policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


IN GENERAL. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.


Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at

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

that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

- All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

- Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

- A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 -1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

- If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 18th Policy year are less clear, and a tax advisor should be consulted about such loans.

Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

CONTINUATION BEYOND AGE 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.



LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.



LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to
U. S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.


INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy.

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

Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


TAX SHELTER REGULATIONS. Prospective owners should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

ALTERNATIVE MINIMUM TAX. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


ESTATE, GIFT AND GENERATION - SKIPPING TRANSFER TAXES. When the insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the insured owned the policy. If the Owner was not the insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

POSSIBLE CHARGES FOR TRANSAMERICA LIFE'S TAXES. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur.


OTHER POLICY INFORMATION


PAYMENTS WE MAKE

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

We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death at our home office. However, we can postpone such payments if:

      - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

      - the SEC permits, by an order, the postponement for the protection of policyowners; OR

      - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policyowner or the insured and the Policy to government agencies and departments.

SPLIT DOLLAR ARRANGEMENTS

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.



SUPPLEMENTAL BENEFITS (RIDERS)



TERM INSURANCE RIDER


The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.



Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE RIDER:         -     The rider increases the Policy's
                                                life insurance benefit.

                                          -     The rider may be purchased at
                                                the time of application or after
                                                the Policy is issued.

                                          -     The term insurance rider
                                                terminates at age 100.

                                          -     You may reduce or cancel
                                                coverage under the term
                                                insurance rider separately from
                                                reducing the face amount of the
                                                Policy.

                                          -     The face amount of the Policy
                                                may be decreased, subject to
                                                certain minimums, without
                                                reducing the coverage under the
                                                term insurance rider.

EXPERIENCE CREDITS RIDER

Under the experience credits rider, certain Policies with the same owner, that we determine satisfy our guidelines, will be eligible for experience credits.

FEATURES OF EXPERIENCE CREDITS RIDER:     -     Overall policy costs may be less
                                                over time if experience credits
                                                are paid.

                                          -     The amount of the experience
                                                credit, if any, will be
                                                allocated pro rata to the
                                                subaccounts or in some other
                                                manner as agreed to by us.

We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

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


ADDITIONAL INFORMATION


SALE OF THE POLICIES


Our affiliate, AFSG Securities Corporation ("AFSG"), serves as principal underwriter for the Policies. AFSG was incorporated in Pennsylvania, and its home office is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. AFSG, like us, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as broker-dealer with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 and, as necessary, with the securities commissions in the states in which it operates, and is a member of NASD, Inc. The Policies are offered to the public through broker-dealers ("selling firms") licensed under the federal securities laws and state insurance laws that have entered into selling agreement with AFSG. The Policies are sold through registered representatives of the selling firms who are appointed as our insurance agents. Commissions are paid to the selling firms under their respective agreements with AFSG.



To the extent permitted by NASD rules, promotional incentives or payments may also be provided to selling firms based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature and similar services. We and/or AFSG may pay selling firms additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them and their representatives. We and/or AFSG may make payments to selling firms based on aggregate sales of our variable insurance contracts (including the Policies) or persistency standards. These various payments give selling firms an incentive to recommend this product over others.


The selling firms may pass on to their sales representatives a portion of the payments made to the selling firms in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

      -     the premium load;

      -     the deferred sales load;

      -     the monthly deduction;

      -     the mortality and expense risk charge; and

      - revenues, if any, that we receive from the underlying fund portfolios or their managers.

      -     investment earnings on amounts allocated to the fixed account.

Other incentives or payments, like commissions, are not charged to the policyowners or the separate account.

Pending regulatory approvals, we intend to distribute the Policies in all states, except New York, and in certain possessions and territories.

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

See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

STATE VARIATIONS

The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our home office for more specific information.

LEGAL PROCEEDINGS

Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Transamerica Life's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS


The financial statements of Transamerica Life and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Glossary
The Policy - General Provisions
      Entire Contract
      Information in the Application for this Policy
      Ownership Rights
          Changing the Owner
          Choosing the Beneficiary
          Changing the Beneficiary
          Assigning the Policy
          Exchanging the Policy
      Selecting the Tax Test
      Our Right to Contest the Policy
      Suicide Exclusion
      Misstatement of Age or Sex
      Modifying the Policy
      Addition, Deletion or Substitution of Investments
Additional Information
      Settlement Options
      Additional Information about Transamerica Life and the Separate Account Changes to the Separate Account
      Potential Conflicts of Interest
      Legal Matters
      Variations in Policy Provisions
      Personalized Illustrations of Policy Benefits
      Sale of the Policies
      Reports to Owners
      Claims of Creditors
      Records
      Additional Information
      Independent Auditors
      Financial Statements
Underwriting
      Underwriting Standards
IMSA
Performance Data
      Other Performance Data in Advertising Sales Literature
      Transamerica Life's Published Ratings
Index to Financial Statements


      Transamerica Corporate Separate Account Sixteen


      Transamerica Life Insurance Company

GLOSSARY

account(s) - The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit - These are the accounting units used to calculate the values under this Policy.

age - The issue age plus the number of completed Policy years since the effective date.

beneficiary - The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.


cash value - After the free look period, the cash value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction day.


Code - The Internal Revenue Code of 1986, as amended.

effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account - An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.


free-look period - The 10-day (or longer, if required by state law) period following delivery in which the Policy can be returned to us.


general account - The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.


home office - Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


indebtedness - The loan amount plus any accrued loan interest.

insured - The person upon whose life the Policy is issued.

issue age - The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance death benefit option and the face amount in effect on the date of death.

life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan account value - The cash value in the loan account.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value - After the first Policy year, the loan value on any given date is equal to 90% of the nest cash value on that date.

monthly deduction charges - Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy Specifications page.

monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

1940 Act - The Investment Company Act of 1940, as amended.

NYSE - New York Stock Exchange.

partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load - The percent shown on the Policy specifications page deducted from each premium paid.

planned premium - The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month - A one-month period beginning on the monthly deduction day.

Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

policyowner (owner, you, your) - The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio (s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - One or more investment accounts established by the Company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A subdivision of the separate account. Each subaccount invests in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value - The cash value in a subaccount.

target premium - Amount of premium used to determine the percent of premium loads.

transfer - A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge - The Company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.

valuation day - Each day on which the New York Stock Exchange is open for regular trading.

valuation period - The period from the close of the immediately preceding valuation day to the close of the current valuation day.

we, us, our - Transamerica Life Insurance Company.  ("Transamerica Life")

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


INQUIRIES

To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

                     Transamerica Life Insurance Company
                     4333 Edgewood Road NE
                     Mail Stop 2390
                     Cedar Rapids, Iowa 52499
                     1-888-804-8461
                     Facsimile: 1-319-369-2378
                     (Monday - Friday from 8:00 a.m. - 4:30  p.m. Central time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.


SEC File No. 333-109579/811-21440

P R O S P E C T U S


_________________, 2005


                                   ADVANTAGE X
                                 ISSUED THROUGH
                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                              4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-398-8572

                   A VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the Advantage X, a variable adjustable life insurance policy (the "Policy") offered by Transamerica Life Insurance Company, a member of the AEGON Insurance Group. A purchaser of a Policy ("Owner", "you" or "your") may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.


A prospectus for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.


An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS         RYDEX VARIABLE TRUST
[ ]  Contrafund(R) Portfolio                       [ ]  Nova Fund
                                                   [ ]  OTC Fund

FIRST EAGLE VARIABLE FUNDS, INC.
[ ]  First Eagle Overseas Variable Fund            T. ROWE PRICE EQUITY SERIES, INC.
                                                   [ ]  T. Rowe Price Equity Income Portfolio
JANUS ASPEN SERIES                                 [ ]  T. Rowe Price Mid-Cap Growth Portfolio*
[ ]  Balanced  Portfolio
[ ]  Capital Appreciation Portfolio                THIRD AVENUE VARIABLE SERIES TRUST
[ ]  Flexible Income Portfolio                     [ ]  Third Avenue Value Portfolio
[ ]  International Growth Portfolio
[ ]  Mid Cap Growth Portfolio                      VAN ECK WORLDWIDE INSURANCE TRUST
[ ]  Worldwide Growth Portfolio                    [ ]  VAN ECK WORLDWIDE ABSOLUTE RETURN FUND

PBHG INSURANCE SERIES FUND                         VANGUARD VARIABLE INSURANCE FUND
[ ]  PBHG Large Cap Growth Portfolio               [ ]  Vanguard VIF Balanced Portfolio
[ ]  PBHG Select Value Portfolio                   [ ]  Vanguard VIF Capital Growth Portfolio
                                                   [ ]  Vanguard VIF Diversified Value Portfolio
PIMCO VARIABLE INSURANCE TRUST                     [ ]  Vanguard VIF Equity Index Portfolio
[ ]  All Asset Portfolio (Administrative Class)    [ ]  Vanguard VIF High Yield Bond Portfolio
[ ]  High Yield Portfolio (Institutional Class)    [ ]  Vanguard VIF International Portfolio
[ ]  Real Return Portfolio (Institutional Class)   [ ]  Vanguard VIF Mid-Cap Index Portfolio
[ ]  Total Return Portfolio (Institutional Class)  [ ]  Vanguard VIF Money Market Portfolio
                                                   [ ]  Vanguard VIF REIT Index Portfolio
ROYCE CAPITAL FUND                                 [ ]  Vanguard VIF Short-Term Investment-Grade Portfolio
[ ]  Royce Micro-Cap Portfolio                     [ ]  Vanguard VIF Small Company Growth Portfolio
                                                   [ ]  Vanguard VIF Total Bond Market Index Portfolio
                                                   [ ]  Vanguard VIF Total Stock Market Index Portfolio


*   Fund closed to new investors effective April 30, 2004

TABLE OF CONTENTS



Policy Benefits/Risks Summary.........................................................   1
   Policy Benefits....................................................................   1
        The Policy in General.........................................................   1
        Flexible Premiums.............................................................   1
        Free-Look Period..............................................................   1
        Variable Life Insurance Benefit...............................................   2
        Cash Value....................................................................   3
        Transfers.....................................................................   3
        Loans.........................................................................   3
        Partial Withdrawals and Surrenders............................................   4
        Tax Benefits..................................................................   4
        Personalized Illustrations....................................................   4
    Policy Risks......................................................................   5
        Investment Risks..............................................................   5
        Risk of Lapse.................................................................   5
        Tax Risks (Income Tax and MEC)................................................   5
        Loan Risks....................................................................   6
        Risk of an Increase in Current Fees and Expenses..............................   6
Portfolio Risks.......................................................................   6
Fee Tables............................................................................   6
    Transaction Fees..................................................................   7
    Periodic Charges Other Than  Portfolio Operating Expenses.........................   7
    Annual Portfolio Operating Expenses...............................................  10
Transamerica Life, The Separate Account, The Fixed Account and The Portfolios.........  12
Transamerica Life.....................................................................  12
    The Separate Account..............................................................  12
    The Fixed Account.................................................................  13
    The Portfolios....................................................................  13
    Your Right to Vote Portfolio Shares...............................................  18
Charges and Deductions................................................................  18
    Premium Load......................................................................  19
    Monthly Deduction.................................................................  19
        Monthly Contract Charge.......................................................  20
        Monthly Cost of Insurance Charge..............................................  20
        Optional Term Insurance Rider.................................................  21
        Mortality and Expense Risk Charge.............................................  21
        Monthly Deferred Sales Load...................................................  22
    Administrative Charges............................................................  22
        Partial Withdrawal Charge.....................................................  22
        Loan Interest.................................................................  22
        Transfer Charge...............................................................  23
        Taxes.........................................................................  23
        Portfolio Expenses............................................................  23
The Policy............................................................................  23
    Ownership Rights .................................................................  23
    Modifying the Policy..............................................................  24
    Purchasing a Policy...............................................................  24

    Replacement of Existing Insurance.................................................  25
    When Insurance Coverage Takes Effect..............................................  25
    Free-Look Period..................................................................  25
    Backdating a Policy...............................................................  26
Policy Features.......................................................................  26
    Premiums..........................................................................  26
        Allocating Premiums...........................................................  26
        Premium Flexibility...........................................................  27
        Planned Periodic Payments.....................................................  27
        Premium Limitations...........................................................  27
        Making Premium Payments.......................................................  27
Transfers.............................................................................  28
    General...........................................................................  28
    Fixed Account Transfers...........................................................  29
    Disruptive Trading and Market Timing..............................................  29
    Transfer Procedures...............................................................  31
    Asset Rebalancing Program.........................................................  32
    Third Party Asset Allocation Services.............................................  33
Policy Values.........................................................................  33
    Cash Value........................................................................  33
    Net Cash Value....................................................................  33
    Subaccount Value..................................................................  33
    Accumulation Units................................................................  34
    Accumulation Unit Value...........................................................  34
    Net Investment Factor.............................................................  35
    Fixed Account Value...............................................................  35
Life Insurance Benefit................................................................  36
    Life Insurance Benefit Options....................................................  36
   Life Insurance Benefit Compliance Tests............................................  38
    Choosing a Life Insurance Benefit Option..........................................  39
    Changing the Life Insurance Benefit Option........................................  40
    How Life Insurance Benefits May Vary in Amount....................................  40
    Changing the Face Amount..........................................................  41
        Decreasing the Face Amount....................................................  41
        Increasing the Face Amount....................................................  41
    Duration of the Policy............................................................  42
    Payment Options...................................................................  42
Surrenders and Partial Withdrawals....................................................  42
    Surrenders........................................................................  42
    Partial Withdrawals...............................................................  42
Loans ................................................................................  43
    General...........................................................................  43
        Interest Rate Charged.........................................................  44
        Loan Account Interest Rate Credited...........................................  44
        Maximum Loan Account Interest Rate............................................  44
        Indebtedness..................................................................  44
        Repayment of Indebtedness.....................................................  45
    Effect of Policy Loans............................................................  45
Policy Lapse and Reinstatement........................................................  45

    Lapse ............................................................................  45
    Reinstatement.....................................................................  45
Policy Termination....................................................................  46
Federal Income Tax Considerations.....................................................  46
    Tax Status of the Policy..........................................................  46
    Tax Treatment of Policy Benefits..................................................  47
Other Policy Information..............................................................  50
    Payments We Make..................................................................  50
    Split Dollar Arrangements.........................................................  51
Supplemental Benefits (Riders)........................................................  51
    Term Insurance Rider..............................................................  51
    Experience Credits Rider..........................................................  52
Additional Information................................................................  52
    Sale of the Policies..............................................................  52
    State Variations..................................................................  53
    Legal Proceedings.................................................................  53
    Financial Statements..............................................................  54
Table of Contents of the Statement of Additional Information..........................  55
Glossary .............................................................................  56
Prospectus Back Cover
    Personalized Illustrations of Policy Benefits                                       59
    Inquiries                                                                           59


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                       ADVANTAGE X


This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

THE POLICY IN GENERAL

- The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

- Under Transamerica Life's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

        - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

        - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

- The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

- FIXED ACCOUNT. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.

- SEPARATE ACCOUNT. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

FLEXIBLE PREMIUMS

- You select a premium payment plan, but the plan is flexible - you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

- You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.

FREE-LOOK PERIOD

- The FREE-LOOK PERIOD begins four days after the Policy is mailed to you. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live) , receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

VARIABLE LIFE INSURANCE BENEFIT


- If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, the tax compliance test you choose and any additional insurance provided by riders you purchase.


- CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:

          -     Option 1 is the greater of:

                -     the face amount of the Policy, or

                - a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

          -     Option 2 is the greater of:

                - the face amount of the Policy, plus the Policy's cash value on the date of the insured's death, or

                - a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

          -     Option 3 is the greater of:

                - the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or

                - a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.


The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING A TAX TEST.

- Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

- CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

CASH VALUE

- Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

TRANSFERS


- You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax.


- We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

-     An asset rebalancing program is available.

- After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

- We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing" below.

LOANS

- After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the net cash value (cash value MINUS any outstanding indebtedness) on that date. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Code. The minimum loan amount is $500.

- We currently charge interest of 2.67% annually in Policy Years 1-17, 2.25% annually in Policy Years 18-30, and 2.15% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

- To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.

- Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract.

PARTIAL WITHDRAWALS AND SURRENDERS

- You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

- We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

- The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

- If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $100.00.

- You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load.

-     A partial withdrawal or surrender may have tax consequences.

TAX BENEFITS

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

If the Policy satisfies the definition of life insurance under the Internal Revenue Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the accounts are not taxable transactions.

PERSONALIZED ILLUSTRATIONS

You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

- understand the long-term effects of different levels of investment performances,

-     understand the charges and deductions under the Policy, and;

-     compare the Policy to other life insurance policies.

These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

INVESTMENT RISKS

The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

RISK OF LAPSE

Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets our insurability requirements and you pay the amount we require.

TAX RISKS (INCOME TAX AND MEC)

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.
..

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

LOAN RISKS

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+, payable in arrears. This charge may increase, but it will not exceed 4.00%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


PORTFOLIO RISKS


A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.


FEE TABLES


The following tables describe the fees and expenses that are payable when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts and the fixed account.

                                TRANSACTION FEES

                                                             AMOUNT DEDUCTED           AMOUNT DEDUCTED
                                                           MAXIMUM GUARANTEED      CURRENT CHARGE AT TIME OF
       CHARGE                 WHEN CHARGE IS DEDUCTED   CHARGE THE POLICY ALLOWS        POLICY ISSUE
-------------------------     -----------------------   ------------------------   ----------------------------
PERCENT OF PREMIUM LOAD       Upon receipt of premium   15.00% of each premium     10.00% of premium received
                                                        received                   up to target premium(1) in
                                                                                   Policy year 1; 6.50%
                                                                                   of premium received
                                                                                   up to target
                                                                                   premium in Policy
                                                                                   years 2-4; 2.50%
                                                                                   of premium received
                                                                                   up to target
                                                                                   premium in Policy
                                                                                   years 5-7; 2.10%
                                                                                   of premium received
                                                                                   up to target premium
                                                                                   in Policy years
                                                                                   8-10; 0.50% of
                                                                                   premium received
                                                                                   up to target
                                                                                   premium in Policy
                                                                                   years 11+

PARTIAL WITHDRAWAL CHARGE     Upon withdrawal           $25.00                     $0

TRANSFER CHARGE               Upon each transfer        $25.00 for each transfer   $0
                              beyond 12 transfers in    in excess of 12 per
                              any Policy year           Policy year

(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

           CHARGE                 WHEN CHARGE IS               AMOUNT DEDUCTED                AMOUNT DEDUCTED
                                     DEDUCTED           MAXIMUM GUARANTEED CHARGE THE    CURRENT CHARGE AT TIME OF
                                                                POLICY ALLOWS                   POLICY ISSUE
-------------------------     ---------------------   --------------------------------   -------------------------
MONTHLY CONTRACT CHARGE       On the effective date   $10.00 per month                   $5.00 per month
                              (date of issue) and
                              on each monthly
                              deduction day

COST OF INSURANCE(1)
(without extra ratings)(2)

   -  Minimum Charge          On the effective date   $0.09 per month per $1000 of net   $0.0138 per month per
                              and on each monthly     amount at risk (3)(Female,         $1000 of net amount at
                              deduction day           Non-Tobacco, Age 20, Medical       risk (Female, Non-Tobacco,
                                                      Issue)                             Age 20, Medical Issue)

   -  Maximum Charge                                                                     $33.04 per month per
                                                      $83.33 per month per $1000 of      $1000 of net amount at
                                                      net amount at risk (Male,          risk (Male, Tobacco, Age
                                                      Tobacco, Age 99, Guaranteed        99, Guaranteed Issue)
                                                      Issue)
                                                                                         $0.11 per month per $1000
   -  Charge for a Male,                                                                 of net amount at risk
      age 48, Guaranteed                              $0.50 per month per $1000 of net
      Issue, during the                               amount at risk
      first Policy year

MORTALITY AND EXPENSE RISK    On the effective date   2.00% (annually) of the average    0.67% (annually) of the
CHARGE                        and on each monthly     cash value                         average cash value in
                              deduction day                                              Policy years 1 - 17, and
                                                                                         0.25% (annually) of the
                                                                                         average cash value in
                                                                                         Policy years 18-30; and
                                                                                         0.15% (annually) of the
                                                                                         average cash value in
                                                                                         Policy years 31+

LOAN INTEREST SPREAD(4)       On Policy anniversary   2.00% (annually)                   0.67% (annually) in
                              or earlier, as                                             Policy years 1 - 17;
                              applicable(5)                                              0.25% (annually) in
                                                                                         Policy years 18-30; and
                                                                                         0.15% (annually) in
                                                                                         Policy years 31+

MONTHLY DEFERRED              On each monthly         0.30% of all premium received in   0.250% of the premium
SALES LOAD                    deduction day during    Policy year 1                      received up to target
                              Policy years 2-7                                           premium in Policy year 1,
                                                                                         and 0.017% of premium
                                                                                         received in excess of
                                                                                         target premium in

                                                                                         Policy year 1
RIDER CHARGES: (6)
TERM LIFE INSURANCE RIDER

   - Minimum Charge           On the effective date   $0.06 per month per $1000 of net   $0.0138   per   month  per
                              and on each monthly     amount at risk                     $1000  of  net  amount  at
                              deduction day                                              risk
   - Maximum Charge
                                                      $83.33 per month per $1000 of      $33.04 per month per
                                                      net amount at risk                 $1000 of net amount at
                                                                                         risk
   - Charge for a Male,                               $0.50 per month per $1000 of net   $0.11 per month per $1000
     age 48, Guaranteed                               amount at risk                     of net amount at risk
     Issue


(1)Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.

(2) We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (which is a maximum of 2.00% annually). SEE "MAXIMUM LOAN ACCOUNT INTEREST RATE".

(5) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured's death.

(6) Charges for riders vary based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover.


The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2004. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              LOWEST      HIGHEST
-------------------------------------------------------     ------      -------
(total of all expenses that are deducted from portfolio     0.18%       2.50%
assets, including management fees, distribution (12b-1)
and other expenses)


                       ANNUAL PORTFOLIO OPERATING EXPENSES
                    (expenses deducted from portfolio assets)


The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2004 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.



                                                                                                            FEES AND
                                                                                                            EXPENSES
                                                                                             GROSS        CONTRACTUALLY   TOTAL NET
                                                                       OTHER      12b-1   TOTAL ANNUAL      WAIVED OR      ANNUAL
                   PORTFOLIO                      MANAGEMENT FEES     EXPENSES    FEES     EXPENSES        REIMBURSED     EXPENSES
--------------------------------------------      ---------------     --------    -----   ------------    -------------   ----------
Fidelity VIP Contrafund(R)(1)                          0.58%           0.09%       N/A        0.67%           0.00%         0.67%
First Eagle Overseas                                   0.75%           0.37%      0.25%       1.37%           0.00%         1.37%

Janus Aspen Series Balanced (Institutional             0.55%           0.02%       N/A        0.57%           0.00%         0.57%
    Class) (2)
Janus Aspen Series Capital Appreciation                0.64%           0.03%       N/A        0.67%           0.00%         0.67%
    (Institutional Class)  (2)
Janus Aspen Series Flexible Income                     0.50%           0.04%       N/A        0.54%           0.00%         0.54%
    (Institutional Class) (2)
Janus Aspen Series International Growth                0.64%           0.11%       N/A        0.75%           0.00%         0.75%
    (Institutional Class) (2)
Janus Aspen Series Mid Cap Growth                      0.64%           0.02%       N/A        0.66%           0.00%         0.66%
    (Institutional Class) (2)
Janus Aspen Series Worldwide Growth                    0.60%           0.06%       N/A        0.66%           0.00%         0.66%
    (Institutional Class) (2)
PBHG Large Cap Growth Portfolio  (3)                   0.75%           0.31%       N/A        1.06%           0.00%         1.06%
PBHG Select Value Portfolio  (4)                       0.65%           0.25%       N/A        0.90%           0.00%         0.90%
PIMCO All Asset (Administrative Class)  (5)            0.20%          11.32%       N/A       11.52%          10.32%         1.20%
PIMCO High Yield (Institutional Class)                 0.25%           0.35%       N/A        0.60%           0.00%         0.60%
PIMCO Real Return (Institutional Class)  (6)           0.25%           0.26%       N/A        0.51%           0.00%         0.51%
PIMCO Total Return (Institutional Class)               0.25%           0.25%       N/A        0.50%           0.00%         0.50%
Royce Micro-Cap                                        1.25%           0.09%       N/A        1.34%           0.00%         1.34%
Rydex Nova  (7)                                        0.75%           0.79%       N/A        1.54%           0.00%         1.54%

Rydex OTC  (7)                                         0.75%           0.78%       N/A        1.53%           0.00%         1.53%
T. Rowe Price Equity Income                            0.85%           0.00%       N/A        0.85%           0.00%         0.85%
T. Rowe Price Mid-Cap Growth                           0.85%           0.00%       N/A        0.85%           0.00%         0.85%
Third Avenue Value Portfolio  (8)                      0.90%           0.34%       N/A        1.24%           0.00%         1.24%
Van Eck Worldwide Absolute Return  (9) (10)            2.50%           4.56%       N/A        7.06%           4.56%         2.50%
Vanguard VIF Balanced                                  0.19%           0.12%       N/A        0.31%           0.00%         0.31%
Vanguard VIF Capital Growth                            0.19%           0.29%       N/A        0.48%           0.00%         0.48%
Vanguard VIF Diversified Value                         0.30%           0.18%       N/A        0.48%           0.00%         0.48%
Vanguard VIF Equity Index                              0.15%           0.03%       N/A        0.18%           0.00%         0.18%
Vanguard VIF High Yield Bond                           0.20%           0.09%       N/A        0.29%           0.00%         0.29%
Vanguard VIF International                             0.24%           0.23%       N/A        0.47%           0.00%         0.47%
Vanguard VIF Mid-Cap Index                             0.22%           0.07%       N/A        0.29%           0.00%         0.29%
Vanguard VIF Money Market                              0.16%           0.04%       N/A        0.20%           0.00%         0.20%
Vanguard VIF REIT Index                                0.30%           0.06%       N/A        0.36%           0.00%         0.36%
Vanguard VIF Short-Term Investment-Grade               0.16%           0.04%       N/A        0.20%           0.00%         0.20%
Vanguard VIF Small Company Growth                      0.28%           0.27%       N/A        0.55%           0.00%         0.55%
Vanguard VIF Total Bond Market Index                   0.18%           0.04%       N/A        0.22%           0.00%         0.22%
Vanguard VIF Total Stock Market Index                  0.17%           0.03%       N/A        0.20%           0.00%         0.20%


(1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of univested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.58%. These offsets may be discontinued at any time.





(2) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2003.



(3) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2004. However, you should know that for the fiscal year ending December 31, 2004, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fee payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.10%. You should know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.10%, the Portfolio's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2003.



(4) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2004. However, you should know that for the fiscal year ending December 31, 2004, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.00%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.00%, the Portfolio's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2003.



(5) PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce Total Annual Portfolio

      Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 1.20% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(6) Ratio of expenses to average net assets excluding interest expense is 0.50%. Interest expense is generally incurred as a result of investment management activities.



(7) Rydex Investments has voluntarily agreed to reimburse the expense if they exceed a certain level. Including this reimbursement, the annual operating expense was 1.22% This arrangement may be discontinued at any time.



(8) "Other Expenses" reflects repayment of previously reimbursed expenses to the Adviser.



(9) Because the Fund has less than one calendar year of operating history, the fees and expenses are based on estimates for the current fiscal year. Other Expenses include, but are not limited to, administration, dividends paid on securities sold short, professional fees, shareholder reports, custody and transfer agency fees.



(10) For the period May 1, 2004 through April 30, 2005, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.50% of average daily net assets.



TRANSAMERICA LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS


TRANSAMERICA LIFE

Transamerica Life Insurance Company ("Transamerica Life") is the insurance company issuing the Policy. Transamerica Life's home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE FIXED ACCOUNT

The fixed account is part of Transamerica Life's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account's assets. Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life's guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. YOU BEAR THE RISK THAT INTEREST WE CREDIT WILL NOT EXCEED 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS

The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.

Fidelity Variable Insurance                     -    Contrafund(R)seeks long-term capital appreciation.
Products Funds - Initial Class
managed by Fidelity Management & Research
Company

First Eagle Variable Funds, Inc.                -    First Eagle Overseas seeks long-term growth of capital by investing
managed by Arnhold and S. Bleichroeder               primarily in equities, including common and preferred stock, warrants,
Advisers, LLC                                        or other similar rights, and convertible securities, issued by small and medium size, non-U.S. companies.

Janus Aspen Series                              -    Balanced seeks long-term capital growth, consistent with
managed by Janus Capital Management LLC              preservation of capital and balanced by current income.

                                                -    Capital Appreciation seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential.

                                                -    Flexible Income seeks to obtain maximum total return, consistent with preservation of capital by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock.

                                                -    International Growth seeks long-term growth of capital by investing under normal circumstances at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United
                                                     States.

                                                -    Mid Cap Growth seeks long-term growth of capital by investing under normal circumstances, at least 80% of its net assets in securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12 month average of the capitalization range of the Russell Midcap Growth Index.

                                                -    Worldwide Growth seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world.

PBHG Insurance Series Fund                      -    Large Cap Growth seeks to provide investors long term growth of
managed by Liberty Ridge Capital, Inc.               capital by investing, under normal market conditions, at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies.

                                                -    Select Value seeks to provide investors long-term growth of capital and income by investing, under normal market conditions, at least 65% of its assets in value securities, such as common stocks, of no more than 30 companies with large market capitalizations. Current income is a secondary objective.

PIMCO Variable Insurance Trust                  -    All Asset (Administrative Class) (1) seeks maximum real return
managed by Pacific Investment Management             consistent with preservation of real  capital and prudent investment
Company LLC                                          management by investing its assets in shares of the Underlying
                                                     PIMS Funds and does not invest directly in stocks or bonds or other issuers.

                                                -    High Yield (Institutional Class) Seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least
                                                     B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. Effective June 1, 2004, the High Yield Portfolio's quality guideline will change, permitting the Portfolio to invest in securities with lower-quality credit ratings. Under the new guidelines, the Portfolio will invest at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

                                                -    Real Return (Institutional Class) (1) seeks maximum real return, consistent with preservation of real capital and prudent investment management.

                                                -    Total Return (Institutional Class)(1) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund                              -    Royce Micro-Cap seeks long-term growth of capital by investing its assets
managed by Royce and Associates,                     primarily in a broadly diversified portfolio of equity securities issued
LLC                                                  by micro-cap companies (companies with stock market capitalization less than $400 million).

Rydex Variable Trust                            -    Nova seeks to provide investment returns that correspond
managed by Rydex Global Advisors                     to 150% of  the daily performance of the S&P 500 Index. The S&P 500 Index is anunmanaged index composed of 500 common stocks from a wide range of industries that are traded on the New York Stock Exchange, The American
                                                     Stock Exchange and the NASDAQ.

                                                -    OTC seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The current benchmark is the NASDAQ 100
                                                     Index. The NASDAQ 100 Index contains the 100 largest non-financial, non-utilities stocks in the NASDAQ Composite.

T. Rowe Price Equity Series,                    -    T. Rowe Price Equity Income seeks to provide substantial dividend
Inc.                                                 income as well as long-term growth of capital through investments in the
managed by T. Rowe Price Associates, Inc.            common stocks of established companies.

                                                -    T. Rowe Price Mid-Cap Growth seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

Third Avenue Variable Series Trust              -    Third Avenue Value seeks long-term capital appreciation.  The
managed by Third Avenue Management LLC               Portfolio invests primarily in the securities of well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their true value.

Van Eck Worldwide Insurance Trust               -    Worldwide Absolute Return seeks to achieve consistent absolute
managed by Van Eck Associates Corp.                  (positive) returns in various market cycles.

Vanguard Variable Insurance                     -    Balanced seeks to conserve capital, while providing moderate income
Fund                                                 and moderate long-term growth of capital and income.
managed by the following:
                                                -    Capital Growth seeks to provide long-term growth of capital.
Balanced and High Yield Bond - Wellington
Management Company, LLP                         -    Diversified Value seeks to provide long-term growth of capital and a moderate level of dividend income.

Capital Growth - PRIMECAP Management Company    -    Equity Index seeks to provide long-term growth of capital and income by attempting to match the performance of a broad-based market index of stocks of large U.S. companies.
Diversified Value - Barrow, Hanley,
Mewhinney & Strauss                             -    High Yield Bond seeks to provide a higher level of income by investing primarily in a diversified group of high-yielding, higher-risk
Equity Income - Newell Associates                    corporate bonds with medium- and lower-range credit-quality ratings, commonly known as "junk bonds".

Equity Index, Mid-Cap Index, Total

Stock Market Index and REIT Index -             -    International seeks to provide a long-term growth of capital by investing
Vanguard's Quantitative Equity Group                 primarily in the stocks of seasoned companies located outside of the
                                                     United States.

Growth - Alliance Capital Management, L.P.      -    Mid-Cap Index seeks to provide long-term growth of capital by attempting to match the performance of a broad-based market index of stocks of medium-size U.S. companies.

International - Schroder Investment
Management North America Inc.
                                                -    Money Market seeks to provide income while maintaining liquidity and
Money Market, Short-Term Investment-Grade and        a stable share price of $1.  An investment in the Portfolio is not
Total Bond Market Index - Vanguard's Fixed           insured or guaranteed by the FDIC or any other government agency.
Income Group                                         Although the Portfolio seeks to preserve the value of your investment at
                                                     $1 per share, it is possible to lose money by investing in the Portfolio.

Small Company Growth - Granahan Investment      -    REIT Index seeks to provide a high level of income and moderate long-term
Management, Inc. and Grantham, Mayo,                 growth of capital.
Van Otterloo & Co LLC

                                                -    Short-Term Investment-Grade seeks income while maintaining a high degree of stability of principal.

                                                -    Small Company Growth seeks to provide long-term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-$2 billion).

                                                -    Total Bond Market Index seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.

                                                -    Total Stock Market Index seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.


(1) Administrative class shares have 12b-1 fees; institutional class shares do not.


We may receive payments or revenues from some of all of the portfolios or their investment advisors (or their affiliates): in connection with administration, distribution or other services provided with respect to the portfolios and their availability through the Policy; or, to the extent permitted by SEC and NASD rules and other applicable laws and regulations, as incentives to market the portfolios or to cooperate with promotional efforts by the portfolios or their investment advisors (or their affiliates). The amount we receive, if any, may be different for different portfolios, may depend on how much of our cash value is invested in the applicable portfolios, and may be substantial. Currently, these payments range from 0% to 0.25% annually of our investment in the portfolios. You can find further details in "Additional Information - Sale of the Policies" and in the statement of additional information ("SAI") dated the same day as this prospectus about the payments made by the portfolios and their investment advisors (or their affiliates) and any services we provide in return.



We select the underlying funds offered through this product based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate us for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the investment advisor of the underlying fund, or the distributor of the underlying fund. Finally, when we develop a variable insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include underlying funds based on recommendations made by the fund family or distributor whose selection criteria may differ from our selection criteria.


YOUR RIGHT TO VOTE PORTFOLIO SHARES

Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.


CHARGES AND DEDUCTIONS


This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE UNDER THE POLICY:

      -     the life insurance benefit, cash value and loan benefits;

      -     investment options, including net premium allocations;

      -     administration of elective options; and

      -     the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:

      - costs associated with processing and underwriting applications and changes in face amount and riders;

      - expenses of issuing and administering the Policy (including any Policy riders);

      - overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

      - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:

      - that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

      - that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM LOAD

We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts or the fixed account. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age and underwriting class and is listed on your Policy's specification page.

THE CURRENT PERCENT OF PREMIUM LOAD IS:

      -     10.00% of premium received up to target premium in Policy Year 1;
            and

      -     6.50% of premium received up to target premium in Policy years 2-4;
            and

      -     2.50% of premium received up to target premium in Policy years 5-7;
            and

      -     2.10% of premium received up to target premium in Policy years 8-10;
            and

      -     0.50% of all premium received up to target premium in Policy years
            11+.

We can increase the percent of premium load, but the maximum percent of premium load deduction on all premiums is 15.00%.

MONTHLY DEDUCTION

We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL TO:

      -     the monthly contract charge; PLUS

      -     the monthly cost of insurance charge for the Policy; PLUS

      - the monthly charge for any benefits provided by riders attached to the Policy; PLUS

      -     a factor representing the mortality and expense risk charge; plus

      -     the monthly deferred sales load in Policy years 2-7.

MONTHLY CONTRACT CHARGE:

      -     This charge currently equals $5.00 each Policy month.

      - We can increase this charge, but we guarantee this charge will never be more than $10.00 each month.

      - This charge is used to cover administrative services relating to the Policy.

MONTHLY COST OF INSURANCE CHARGE:

      - We calculate and deduct this charge monthly. The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

      - The monthly cost of insurance charge is equal to 1. multiplied by the result of 2. minus 3., where:

            1.    is the monthly cost of insurance rate per $1,000 of insurance;

            2. is the number of thousands of dollars of life insurance benefit for the Policy (as defined by the applicable death benefit Option 1, Option 2 or Option 3); and

            3. is the number of thousands of dollars of cash value as of the monthly deduction day (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

      - This charge is used to compensate us for the anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL TERM INSURANCE RIDER:

      - We assess a charge for this rider based on the issue age, duration, sex and premium class of the insured.

MORTALITY AND EXPENSE RISK CHARGE:

We deduct a daily charge from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume.

The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge is equivalent to:

      -     An effective annual rate of 0.67% in Policy years 1-17;

      -     An effective annual rate of 0.25% in Policy years 18-30; and

      -     An effective annual rate of 0.15% thereafter.

We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 2.0% in all Policy years.

The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

MONTHLY DEFERRED SALES LOAD:

      - We deduct a percent of the premium received in Policy year 1 on each monthly deduction day in Policy years 2-7.

      - The expenses deducted are intended to compensate us for sales expenses, including distribution costs.

      - We deduct this charge on a pro rata basis from all accounts (i.e. in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

The current monthly deferred sales load equals:

      -     0.25% of premium received up to target premium; and

      -     0.017% of premium received in excess of target premium in Policy
            Year 1.

We can increase this charge, but the maximum monthly deferred sales charge is 0.30% of all premium received in Policy year 1.

Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

ADMINISTRATIVE CHARGES

PARTIAL WITHDRAWAL CHARGE

-     After the first Policy year, you may make a partial withdrawal.

- When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

-     We currently do not impose this charge.

- We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

-     We will not increase this charge.

LOAN INTEREST

- Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

- We currently charge you an annual interest rate on a Policy loan of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+.

- After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.67% (annually) in Policy years 1-17, 0.25% (annually) in Policy years 18-30, and 0.15% (annually) in Policy years 31+.

- The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

TRANSFER CHARGE

- We currently allow you to make any number of transfers each year free of charge.

- We reserve the right to charge $25 for each transfer over 12 during a Policy year.

- For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

-     We deduct the transfer charge from the amount being transferred.

- Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

-     We will not increase this charge.

- We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS".

TAXES

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

PORTFOLIO EXPENSES


The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.18% to 2.50% in 2004. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.



THE POLICY


OWNERSHIP RIGHTS


The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:

      -     to designate or change beneficiaries;

      -     to receive amounts payable before the death of the insured;

      - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

      -     to change the owner of this Policy (there may be tax consequences);

      - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

      - to select the tax test - guideline premium test or the cash accumulation test - applicable to the Policy on the Policy application.


No designation or change in designation of an owner will take effect unless we receive a written request at our home office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.


MODIFYING THE POLICY

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

Upon notice to you, we may modify the Policy:

      - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

      - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

      - to reflect a change (permitted by the Policy) in the operation of the separate account; or

      -     to provide additional subaccounts and/or fixed account options.

If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

To purchase a Policy, you must submit a complete application and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.


Our current minimum face amount of a Policy is generally $1,000.


We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

      -     the date of your application; or

      - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under
Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD


You may cancel your Policy for a refund during the "free look period" by returning it to us at our home office or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

      -     the cash value as of the date the Policy is returned; or

      -     the premiums paid less any partial withdrawals.

Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.


POLICY FEATURES


PREMIUMS

ALLOCATING PREMIUMS

In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

      -     allocation percentages must be in whole numbers; and

      - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.


The initial "net premium" will be allocated to the general account or, if available, the money market subaccount during the free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the accounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest or investment performance as applicable) at the end of the free-look period.


Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-369-2378 Monday - Friday 8:00 a.m. - 4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


Certain subaccounts may impose limitations on allocations, withdrawals or transfers. If a selected subaccount has imposed such a restriction, amounts will be allocated to a money market subaccount until we receive your direction.


You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

PREMIUM FLEXIBILITY


You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.


PLANNED PERIODIC PAYMENTS

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).

PREMIUM LIMITATIONS

Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

MAKING PREMIUM PAYMENTS

We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.


If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

      M & T Bank
      ABA #022000046
      For credit to: Transamerica Life Insurance Company
      Account #: 89487635

      Include your name and Policy number on all correspondence.


TRANSFERS


GENERAL

You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

[X] You may request transfers in writing (in a form we accept) or by fax to our home office.

[X] The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

[X] The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

[X] We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

[X] Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

[X]   We consider all transfers made in any one day to be a single transfer.

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

[X] Transfers resulting from loans, asset rebalancing and reallocation of cash value and transfers from the general account or the money market subaccount, immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

FIXED ACCOUNT TRANSFERS

[X] After the first Policy year, you may make one transfer per Policy year from the fixed account.

[X] We reserve the right to require that you make the transfer request in writing.

[X] We must receive the transfer request no later than 30 days after a Policy anniversary.

[X] We will make the transfer at the end of the valuation date on which we receive the written request.

[X]   The maximum amount you may transfer is limited to the greater of:

      (a)   25% of the current amount in the fixed account; or

      (b) the amount you transferred from the fixed account in the immediately prior Policy year.

DISRUPTIVE TRADING AND MARKET TIMING


STATEMENT OF POLICY. This Policy was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.



Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio's investments (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.



We have developed policies and procedures with respect to market timing and other transfers and do not make special arrangements to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other disruptive trading.



DETECTION. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies and retirement plans with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies and retirement plans.

DETERRENCE. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, but under our current policies will always include and begin with loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only via (other than overnight) U.S. Mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.



We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if the underlying fund portfolio refuses or reverses our order. For all of these purposes, we may aggregate two or more policies that we believe are connected.


In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.


Under our current policies and procedures, we do not:



-     impose redemption fees on transfers;



-     expressly limit the number or size of transfers in a given period; or



-     provide a certain number of allowable transfers in a given period.



Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.



Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this Policy, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the Policy.



Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the Policies, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the Policy. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio. If an underlying fund portfolio's policies and procedures operate to restrict or refuse transactions by the separate account as a result of activity initiated by you, we will inform you of actions taken that affect your transfer activity.



UNDERLYING FUND PORTFOLIO FREQUENT TRADING POLICIES. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage programmed, large, frequent, or short-term transfers. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our Policies to discourage market timing or other disruptive trading.



OMNIBUS ORDER. Policy owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable life insurance (or annuity) policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in frequent transfer activity, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an underlying fund portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.


TRANSFER PROCEDURES

To make a transfer via fax, send your instructions to 319-369-2378 Monday - Friday 8:00 a.m. - 4:30 p.m. Central time.

Please note the following regarding fax transfers:

      - We will employ reasonable procedures to confirm that fax instructions are genuine.


      - Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.


      - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-369-2378.

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

      - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.


We cannot guarantee that faxed transactions will always be available. For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.


We will process any transfer order we receive at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM

We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. A subaccount may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:             -     you must submit a completed asset
                                              rebalancing request form to us at
                                              our home office; and

                                        -     you must have a minimum cash value
                                              of $10,000 or make a $10,000
                                              initial premium payment.

There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

ASSET REBALANCING WILL CEASE IF:        -     we receive your request to
                                              discontinue participation at our
                                              home office;

                                        -     you make any transfer to or from
                                              any subaccount other than under a
                                              scheduled rebalancing; or

                                        -     you elect to participate in any
                                              asset allocation services provided
                                              by a third party.

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

You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica Life agents for the sale of Policies. Transamerica Life does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica Life for the sale of Policies. Transamerica Life therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica Life does not currently charge you any additional fees for providing these support services. Transamerica Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.


POLICY VALUES


CASH VALUE

      Your  Policy's cash value:

      - Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

      -     Serves as the starting point for calculating values under a Policy.

      - Equals the sum of all values in each subaccount, the fixed account and the loan account.

      -     Is determined on the effective date and on each valuation day.

      - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

NET CASH VALUE ON ANY VALUATION         -     the cash value as of such date;
DATE EQUALS:                                  MINUS

                                        -     any outstanding Policy loan amount
                                              (indebtedness).

SUBACCOUNT VALUE

Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.


ACCUMULATION UNITS

Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

      -     partial withdrawals or transfers from a subaccount;

      -     surrender of the Policy;

      -     payment of the life insurance benefit proceeds;

      -     Policy loans; and

      -     the monthly deduction.


THE NUMBER OF ACCUMULATION UNITS IN ANY           -     the  initial  units
SUBACCOUNT ON ANY MONTHLY DEDUCTION DAY EQUALS:         purchased  at
                                                        accumulation unit value
                                                        at the end of the
                                                        free-look  period;PLUS


                                        -     units purchased with additional
                                              net premium(s); PLUS

                                        -     units purchased via transfers from
                                              another subaccount, the fixed
                                              account or the loan account; MINUS

                                        -     units redeemed to pay for monthly
                                              deductions; MINUS

                                        -     units redeemed to pay for partial
                                              withdrawals; MINUS

                                        -     units redeemed as part of a
                                              transfer to another subaccount or
                                              the fixed account or the loan
                                              account; MINUS

                                        -     units redeemed to pay transfer
                                              charges.

ACCUMULATION UNIT VALUE

We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

      -     the result of:

            - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

            - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY


            - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.


The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

The fixed account value is equal to the cash value allocated to the fixed account.

THE FIXED ACCOUNT VALUE AT THE END OF   -     the sum of all net  premium(s)
ANY                                           allocated to the fixed account;
VALUATION PERIOD IS EQUAL TO:                 PLUS

                                        -     any amounts transferred from a
                                              subaccount to the fixed account;
                                              PLUS

                                        -     total interest credited to the
                                              fixed account; MINUS

                                        -     any amounts charged to pay for
                                              monthly deductions as they are
                                              due; MINUS

                                        -     any amounts withdrawn from the
                                              fixed account to pay for partial
                                              withdrawals; MINUS

                                        -     any amounts transferred from the
                                              fixed account to a subaccount
                                              (including any transfer fees).

LIFE INSURANCE BENEFIT



As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our home office satisfactory proof of the insured's death, written direction on how to pay the death benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.


LIFE INSURANCE BENEFIT PROCEEDS EQUAL:  -     the  life   insurance   benefit
                                              (described below); MINUS

                                        -     any monthly deductions due during
                                              the late period (if applicable);
                                              MINUS

                                        -     any outstanding indebtedness or
                                              due and unpaid charges; PLUS

                                        -     any additional insurance in force
                                              provided by rider.

We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

LIFE INSURANCE BENEFIT OPTIONS


The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.


LIFE INSURANCE BENEFIT UNDER OPTION 1   1.    the face amount of the Policy; OR
IS THE GREATER OF:
                                        2.    the applicable percentage called
                                              the "limitation percentage,"
                                              MULTIPLIED BY the cash value on
                                              the insured's date of death.

Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

OPTION 1 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER OPTION 2   1.    the face amount; PLUS
IS THE GREATER OF:
                                              -     the cash value on the
                                                    insured's date of death; OR

                                        2.    the limitation percentage;
                                              MULTIPLIED BY

                                              -     the cash value on the
                                                    insured's date of death.

Under Option 2, the life insurance benefit always varies as the cash value varies.

OPTION 2 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER OPTION 3   1.    the face amount; PLUS
IS THE GREATER OF:
                                              -     cumulative premiums paid;
                                                    LESS
                                              -     cumulative partial
                                                    withdrawals; OR

                                        2.    the limitation percentage;
                                              MULTIPLIED BY

                                              -     the cash value on the
                                                    insured's date of death.

Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

OPTION 3 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

    *                                  *                                  *

The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS

To qualify the Policy as life insurance under the Code, owners may choose between two Life Insurance Benefit Compliance Tests - either the Guideline Premium Test or the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

              LIMITATION PERCENTAGES TABLE - GUIDELINE PREMIUM TEST

                                       INSURED'S                          INSURED'S
    INSURED'S                        ATTAINED AGE ON                     ATTAINED AGE
 ATTAINED AGE ON      LIMITATION          POLICY         LIMITATION       ON POLICY         LIMITATION
POLICY ANNIVERSARY    PERCENTAGE       ANNIVERSARY       PERCENTAGE      ANNIVERSARY        PERCENTAGE
------------------    ----------     ---------------     ----------      -------------      ----------
       0-40               250               59               134              78               105
        41                243               60               130              79               105
        42                236               61               128              80               105
        43                229               62               126              81               105
        44                222               63               124              82               105
        45                215               64               122              83               105
        46                209               65               120              84               105
        47                203               66               119              85               105
        48                197               67               118              86               105
        49                191               68               117              87               105
        50                185               69               116              88               105
        51                178               70               115              89               105
        52                171               71               113              90               105
        53                164               72               111              91               104
        54                157               73               109              92               103
        55                150               74               107              93               102
        56                146               75               105             94-99             101
        57                142               76               105         100 and older         100
        58                138               77               105

           LIMITATION PERCENTAGES TABLE - CASH VALUE ACCUMULATION TEST

                                       INSURED'S                          INSURED'S
    INSURED'S                        ATTAINED AGE ON                     ATTAINED AGE
 ATTAINED AGE ON      LIMITATION          POLICY         LIMITATION       ON POLICY         LIMITATION
POLICY ANNIVERSARY    PERCENTAGE       ANNIVERSARY       PERCENTAGE      ANNIVERSARY        PERCENTAGE
------------------   ------------    ---------------    ------------     ------------      ------------
                     Male  Female                       Male  Female                       Male  Female
                     ----  ------                       ----  ------                       ----  ------
        20            631     751           47           267     312            74          137     148
        21            612     727           48           259     303            75          135     145
        22            595     704           49           251     294            76          133     142
        23            577     681           50           244     285            77          131     139
        24            560     659           51           237     276            78          129     136
        25            542     638           52           230     268            79          127     134
        26            526     617           53           224     261            80          125     131
        27            509     597           54           218     253            81          124     129
        28            493     578           55           212     246            82          122     127
        29            477     559           56           206     239            83          121     125
        30            462     541           57           201     232            84          119     123
        31            447     523           58           195     226            85          118     121
        32            432     506           59           190     219            86          117     119
        33            418     489           60           186     213            87          116     118
        34            404     473           61           181     207            88          115     117
        35            391     458           62           177     201            89          114     115
        36            379     443           63           172     196            90          113     114
        37            366     428           64           168     191            91          112     113
        38            355     414           65           164     186            92          111     111
        39            343     401           66           161     181            93          110     110
        40            332     388           67           157     176            94          109     109
        41            322     376           68           154     172            95          107     108
        42            312     364           69           151     167            96          106     106
        43            302     353           70           148     163            97          105     105
        44            293     342           71           145     159            98          103     103
        45            284     332           72           142     155            99          102     102
        46            275     322           73           140     152           100          100     100

If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".

You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

CHOOSING A LIFE INSURANCE BENEFIT OPTION

You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay.

Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION


After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below). We will notify you of the new face amount.


-     You may not change between Options 2 and 3.

-     You must send your written request to our home office.

-     We may require proof of insurability.

- The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

- You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

- If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

- If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

- If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

- If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

- You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

- There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

CHANGING THE FACE AMOUNT

 Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE FACE AMOUNT:

      -     You must send your written request to our home office.


      -     You may not decrease your face amount lower than $1,000.


      - You may not decrease your face amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.

      - A decrease in face amount will take effect on the monthly deduction day on or immediately following our receipt of your written request.

INCREASING THE FACE AMOUNT

After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.

CONDITIONS FOR INCREASING THE FACE AMOUNT:

      -     You must submit a written application to our home office.

      -     You must submit additional evidence of insurability as requested.

      -     We reserve the right to decline any increase request.

      - You do not need to increase your premium, but there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

      - An increase in face amount will take effect on the monthly deduction day on or after we approve your written request.


      - The two year period in the incontestability and suicide exclusion provision will each start on the date such increase takes effect.

      - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option.


SURRENDERS AND PARTIAL WITHDRAWALS


SURRENDERS

You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits, we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS

After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

CONDITIONS FOR PARTIAL WITHDRAWALS:

      - You must send your written partial withdrawal request with an original signature to our home office.

      - The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount or the fixed account from which the partial withdrawal is made.

      - There is no limit to the number of partial withdrawals per Policy year.

      - The partial withdrawal will be deducted from each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

      - You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

      - We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our home office.

      - We will deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

      - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

      - You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

      -     A partial withdrawal may have tax consequences.


If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.



LOANS


GENERAL

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.

CONDITIONS FOR POLICY LOANS:

      -     We may require you to borrow at least $500.

      -     The maximum amount you may borrow is 90% of the net cash value.

      - Outstanding loans have priority over the claims of any assignee or other person.

      -     The loan may be repaid totally or in part.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account and is used as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our home office. We may postpone payment of loans under certain conditions.

You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

INTEREST RATE CHARGED

We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+ (4.00% maximum guaranteed). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

      - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

      - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

      - We will give notice of any change in the annual interest rate within 30 days of the change.

LOAN ACCOUNT INTEREST RATE CREDITED

We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

MAXIMUM LOAN ACCOUNT INTEREST RATE

The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

INDEBTEDNESS

Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

REPAYMENT OF INDEBTEDNESS

You may repay indebtedness at any time. Payments must be sent to our home office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS LOAN REPAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A PREMIUM PAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS

A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.


POLICY LAPSE AND REINSTATEMENT


LAPSE


Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.


If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately prior to the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT

At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

      -     submit a written application for reinstatement to our home office;

      -     provide evidence of insurability satisfactory to us;

      - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

      -     either reinstate or repay any unpaid loan.

We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.


POLICY TERMINATION


Your Policy will terminate on the earliest of:

      -     the end of the late period;

      -     the date the insured dies; or

      -     the date the Policy is surrendered.


FEDERAL INCOME TAX CONSIDERATIONS


The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether Policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

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

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


IN GENERAL. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.


Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

- All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

- Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

- A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

- If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 18th Policy year are less clear, and a tax advisor should be consulted about such loans.

Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

CONTINUATION BEYOND AGE 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.


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


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.



LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to
U. S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.


INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


TAX SHELTER REGULATIONS. Prospective owners should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

ALTERNATIVE MINIMUM TAX. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

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

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. When the insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the insured owned the policy. If the Owner was not the insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

POSSIBLE CHARGES FOR TRANSAMERICA LIFE'S TAXES. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur.


OTHER POLICY INFORMATION


PAYMENTS WE MAKE

We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death at our home office. However, we can postpone such payments if:

      - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

      - the SEC permits, by an order, the postponement for the protection of policyowners; OR

      - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policyowner or the insured and the Policy to government agencies and departments.

SPLIT DOLLAR ARRANGEMENTS

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.



SUPPLEMENTAL BENEFITS (RIDERS)



TERM INSURANCE RIDER


The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.

Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE RIDER:       -     The  rider  increases  the
                                              Policy's life  insurance benefit.

                                        -     The rider may be purchased at the
                                              time of application or after the
                                              Policy is issued.

                                        -     The term insurance rider
                                              terminates at age 100.

                                        -     You may reduce or cancel coverage
                                              under the term insurance rider
                                              separately from reducing the face
                                              amount of the Policy.

                                        -     The face amount of the Policy may
                                              be decreased, subject to certain
                                              minimums, without reducing the
                                              coverage under the term insurance
                                              rider.

EXPERIENCE CREDITS RIDER

Under the experience credits rider, certain Policies with the same owner, that we determine satisfy our guidelines, will be eligible for experience credits.

FEATURES OF EXPERIENCE CREDITS RIDER:   -     Overall policy costs may be less
                                              over time if experience credits
                                              are paid.

                                        -     The amount of the experience
                                              credit, if any, will be allocated
                                              pro rata to the subaccounts or in
                                              some other manner as agreed to by
                                              us.

We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.


ADDITIONAL INFORMATION


SALE OF THE POLICIES


Our affiliate, AFSG Securities Corporation ("AFSG"), serves as principal underwriter for the Policies. AFSG was incorporated in Pennsylvania, and its home office is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. AFSG, like us, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as broker-dealer with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 and, as necessary, with the securities commissions in the states in which it operates, and is a member of NASD, Inc. The Policies are offered to the public through broker-dealers ("selling firms") licensed under the federal securities laws and state insurance laws that have entered into selling agreement with AFSG. The Policies are sold through registered representatives of the selling firms who are appointed as our insurance agents. Commissions are paid to the selling firms under their respective agreements with AFSG.



To the extent permitted by NASD rules, promotional incentives or payments may also be provided to selling firms based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature and similar services. We and/or AFSG may pay selling firms additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and
(3) other sales expenses incurred by them and their representatives. We and/or AFSG may make payments to selling firms based on aggregate sales of our variable insurance contracts (including the Policies) or persistency standards. These various payments give selling firms an incentive to recommend this product over others.


The selling firms may pass on to their sales representatives a portion of the payments made to the selling firms in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

      -     the premium load;

      -     the deferred sales load;

      -     the monthly deduction;

      -     the mortality and expense risk charge; and

      - revenues, if any, that we receive from the underlying fund portfolios or their managers.

      -     investment earnings on amounts allocated to the fixed account.

Other incentives or payments, like commissions, are not charged to the policyowners or the separate account.

Pending regulatory approvals, we intend to distribute the Policies in all states, except New York, and in certain possessions and territories.

See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

STATE VARIATIONS

The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our home office for more specific information.

LEGAL PROCEEDINGS

Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Transamerica Life's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS


The financial statements of Transamerica Life and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy - General Provisions
      Entire Contract
      Information in the Application for this Policy
      Ownership Rights
          Changing the Owner
          Choosing the Beneficiary
          Changing the Beneficiary
          Assigning the Policy
          Exchanging the Policy
      Selecting the Tax Test
      Our Right to Contest the Policy
      Suicide Exclusion
      Misstatement of Age or Sex
      Modifying the Policy
      Addition, Deletion or Substitution of Investments
Additional Information
      Settlement Options
      Additional Information about Transamerica Life and the Separate Account Changes to the Separate Account
      Potential Conflicts of Interest
      Legal Matters
      Variations in Policy Provisions
      Personalized Illustrations of Policy Benefits
      Sale of the Policies
      Reports to Owners
      Claims of Creditors
      Records
      Additional Information
      Independent Auditors
      Financial Statements
Underwriting
      Underwriting Standards
IMSA
Performance Data
      Other Performance Data in Advertising Sales Literature
      Transamerica Life's Published Ratings
Index to Financial Statements


      Transamerica Corporate Separate Account Sixteen


      Transamerica Life Insurance Company

GLOSSARY


account(s) - The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit - These are the accounting units used to calculate the values under this Policy.

age - The issue age plus the number of completed Policy years since the effective date.

beneficiary - The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.


cash value -After the free look period, the cash value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction day.


Code - The Internal Revenue Code of 1986, as amended.

effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account - An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.


free-look period - The 10-day (or longer, if required by state law) period following delivery in which the Policy can be returned to us.


general account - The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.


home office - Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


indebtedness - The loan amount plus any accrued loan interest.

insured - The person upon whose life the Policy is issued.

issue age - The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

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

life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance death benefit option and the face amount in effect on the date of death.

life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan account value - The cash value in the loan account.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value - After the first Policy year, the loan value on any given date is equal to 90% of the nest cash value on that date.

monthly deduction charges - Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy Specifications page.

monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

1940 Act - The Investment Company Act of 1940, as amended.

NYSE - New York Stock Exchange.

partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load - The percent shown on the Policy specifications page deducted from each premium paid.

planned premium - The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month - A one-month period beginning on the monthly deduction day.

Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

policyowner (owner, you, your) - The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio (s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - One or more investment accounts established by the Company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A subdivision of the separate account. Each subaccount invests in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value - The cash value in a subaccount.

target premium - Amount of premium used to determine the percent of premium loads.

transfer - A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge - The Company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.

valuation day - Each day on which the New York Stock Exchange is open for regular trading.

valuation period - The period from the close of the immediately preceding valuation day to the close of the current valuation day.

we, us, our - Transamerica Life Insurance Company.  ("Transamerica Life")

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

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

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


INQUIRIES

To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

                   Transamerica Life Insurance Company
                   4333 Edgewood Road NE
                   Mail Stop 2390
                   Cedar Rapids, Iowa 52499
                   1-888-804-8461
                   Facsimile: 1-319-369-2378
                   (Monday - Friday from 8:00 a.m. - 4:30  p.m. Central time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.


SEC File No. 333-109579/811-21440

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                     __________,

                                                                            2005


                                   ADVANTAGE X
                                 ISSUED THROUGH
                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                               4333 EDGEWOOD RD NE
                                  MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-398-8572


This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company ("Transamerica Life"), a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated __________, 2005, by calling 1-888-804-8461 or 1-319-398-8572 (Monday - Friday from 8:00 a.m. - 4:30
p.m. CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY AND TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN.

TABLE OF CONTENTS



Glossary........................................................................   1
The Policy - General Provisions ................................................   3
     Entire Contract............................................................
     Information in the Application for this Policy.............................
     Ownership Rights...........................................................
           Changing the Owner...................................................
           Choosing the Beneficiary.............................................
           Changing the Beneficiary.............................................
           Assigning the Policy.................................................   4
           Exchanging the Policy
     Selecting the Tax Test.....................................................   5
     Our Right to Contest the Policy............................................
     Suicide Exclusion..........................................................
     Misstatement of Age or Sex.................................................   6
     Modifying the Policy.......................................................
     Addition, Deletion or Substitution of Investments..........................
Additional Information..........................................................   7
     Settlement Options.........................................................
     Additional Information about Transamerica Life and the Separate Account....   8
     Changes to the Separate Account............................................
     Potential Conflicts of Interest............................................   9
     Legal Matters..............................................................
     Variations in Policy Provisions............................................
     Personalized Illustrations of Policy Benefits..............................   10
     Sale of the Policies.......................................................
     Reports to Owners..........................................................   11
     Claims of Creditors........................................................
     Records....................................................................   12
     Additional Information.....................................................
     Independent Auditors.......................................................
     Financial Statements.......................................................
Underwriting....................................................................
     Underwriting Standards.....................................................
IMSA............................................................................   13
Performance Data................................................................
     Performance Data in Advertising Sales Literature...........................
     Transamerica Life's Published Ratings......................................
Index to Financial Statements...................................................   15
     Transamerica Corporate Separate Account Sixteen............................
     Transamerica Life Insurance Company........................................

GLOSSARY


account(s) - The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit - These are the accounting units used to calculate the values under this Policy.

age - The issue age plus the number of completed Policy years since the effective date.

beneficiary - The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.


cash value - After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction day.


Code - The Internal Revenue Code of 1986, as amended.

effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined. This date is shown on the Policy specifications page.

face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account - An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

general account - The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person upon whose life the Policy is issued.

issue age - The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance death benefit option and the face amount in effect on the date of death.

life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

monthly deduction - Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy specifications page.


monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation date, the monthly deduction day will be deemed to be the next valuation day.


net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

1940 Act - The Investment Company Act of 1940, as amended.

partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value.

Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month - A one-month period beginning on the monthly deduction day.

Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

policyowner (owner, you, your) - The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio(s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - One or more investment accounts established by the Company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A sub-division of the separate account. Each subaccount invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value - The cash value in a subaccount.

target premium - Amount of premium used to determine percent of premium loads.

transfer - A transfer of amounts between subaccounts of the separate account or the fixed account.

we, us, our - Transamerica Life Insurance Company.  ("Transamerica Life")

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.


THE POLICY - GENERAL PROVISIONS


ENTIRE CONTRACT

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our home office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

-     Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our home office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.


- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.


CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our home office any time while the insured is alive and the Policy is in force.

- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

- We are not liable for any payments we made before we received the written notice at our home office.

ASSIGNING THE POLICY

-     The owner may assign Policy rights while the insured is alive.

-     The owner retains any ownership rights that are not assigned.

-     We must receive written notice of the assignment at our home office.

- Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

-     An assignment is subject to any loan amount.

- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-     We are not:

      - bound by any assignment unless we receive a written notice of the assignment at our home office;

      -     responsible for the validity of any assignment;

      - liable for any payment we made before we received written notice of the assignment at our home office; or

      - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

EXCHANGING THE POLICY

- Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

-     In order to exchange this Policy, we will require:

-     that this Policy be in effect on the date of the exchange;

-     repayment of any unpaid loan;

      - an adjustment, if any, for premiums and cash values of this and the new policy.

-     The date of exchange will be the later of:

      - the date you send this Policy along with a signed written request for an exchange;

      - the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.

- The date of the exchanged policy will be the same as the date of the original Policy.

- The benefits of the new policy will not reflect the investment experience of the separate account.

- The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.

- The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

- All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

-     An exchange may have tax consequences.

SELECTING THE TAX TEST

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two year contestable period will be measured from the date this corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.


We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.


ADDITIONAL INFORMATION


SETTLEMENT OPTIONS

When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

      - the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

      -     the interest rate we credit on those amounts;

      -     the mortality tables we use; and

      -     the specific payment option(s) you choose.

If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months. We will stop making payments once we have made all the payments for the period selected.

If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.

Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%. The payee will receive the greater of:

      1. The income rates in effect for us at the time the income payments are made; or

      2.    The following income rates as guaranteed in the Policy.

                       MONTHLY
   FIXED            INSTALLMENT
  PERIOD                PER
(IN MONTHS)          $1,000.00
-----------         ----------
     60                $17.49

    120                  9.18

    180                  6.42

    240                  5.04

    300                  4.22

    360                  3.68

ADDITIONAL INFORMATION ABOUT TRANSAMERICA LIFE AND THE SEPARATE ACCOUNT

Transamerica Life is a stock life insurance company that is wholly-owned by Transamerica Holding Company, LLC, which, in turn, is wholly-owned by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Transamerica Life's home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

      - Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

      -     Add new portfolios or remove existing portfolios;

      - Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

      - Close subaccounts to allocations of new premiums by existing or new policyowners at any time at our discretion;

      - Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

      - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

      - Combine the separate account with other separate accounts and/or create new separate accounts;

      - Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

      - Manage the separate account under the direction of a committee at any time;

      - Make any changes required by the 1940 Act or other applicable law or regulation; and

      - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS


Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for variable life insurance policies, variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance Policy owners and those given by variable annuity contract owners. Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.


LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions of use on the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.


The illustrations also will reflect the average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES

The Policies are offered to the public through brokers licensed under the federal securities laws and, as necessary, state insurance laws. The offering of the Policies is continuous and we do not anticipate discontinuing the offering of the policies, however, we reserve the right to do so.




The sales commission payable to Transamerica Life agents or other registered representatives may vary with the sales agreement. It is not expected to be greater than:

      - 20% of all premiums paid up to target premium in the first Policy year; PLUS

      - 3.2% of all premiums paid in excess of target premium in first Policy year; PLUS

      -     10% of all premiums paid up to target premium in years 2 through 4;
            PLUS

      - 3.2 % of all premiums paid in excess of target premium in years 2 through 4; PLUS

      -     3.2% of all premiums paid in years 5 through 7;, PLUS

      -     2.4% of all premiums paid in years 8+.

We will pay an additional trail commission of 0.10% on the account value after the first Policy year. A trail commission of 0.10% will be paid in all subsequent Policy years in which such policies are in force at the end of the year.

AFSG received sales compensation with respect to the Policies in the following amounts during the years indicated.


                                               AGGREGATE AMOUNT COMMISSIONS RETAINED
               AGGREGATE AMOUNT OF             BY AFSG SECURITIES AFTER PAYMENTS TO ITS
FISCAL      COMMISSIONS PAID TO AFSG           REGISTERED PERSONS AND OTHERS BROKERS-
 YEAR            SECURITIES(1)                                  DEALERS
------      ------------------------           ----------------------------------------
 2003                 $0                                         $0

 2004                 $0                                         $0

            (1)These figures include sales compensation paid to registered persons of AFSG.

However, under the agreement between us and AFSG, we pay AFSG's operating and other expenses.


We and/or AFSG may pay the selling firms additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;
(2) costs associated with sales conferences and educational seminars for its sales representatives; and (3) other sales expenses incurred by a selling firm and its representatives. We and/or AFSG may make payments to a selling firm based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.



We may receive payments or revenues from some of all of the portfolios or their investment advisors (or their affiliates): in connection with administration, distribution or other services provided with respect to the portfolios and their availability through the Policy; or, to the extent permitted by SEC and NASD rules and other applicable laws and regulations, as incentives to market the portfolios or to cooperate with promotional efforts by the portfolios or their investment advisors (or their affiliates). In addition to 12b-1 fees, the amount we receive is as follows:



AIM Variable Insurance Funds                   25bps
Fidelity Variable Insurance Products Funds     5 bps after $100 million
Janus Aspen Series                             15 bps after $50 million
PIMCO Variable Insurance Trust                 25 bps (on Administrative Class)
T. Rowe Price VIT Series                       15 bps after $25 million
Universal Institutional Funds, Inc.            25 bps


We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies but reserve the right to discontinue the offering.

REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

   -   the current cash value                -    any activity since the last
                                                  report

   -   the current net cash value            -    the current subaccount
                                                  values and loan  account value

   -   the current life insurance benefit    -    current net premium
                                                  allocations

   -   the current loan amount               -    any other information
                                                  required by law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account and the fixed account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

INDEPENDENT AUDITORS


The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Transamerica Life for the year ended December 31, 2004. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.


FINANCIAL STATEMENTS


The Separate Account financial statements and schedules appear on the following pages.


Transamerica Life's financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


Transamerica Life's financial statements and schedules at December 31, 2004, 2003 and 2002 and for each of the three years in the period ended December 31, 2004, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


UNDERWRITING

UNDERWRITING STANDARDS

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date and rate class. We currently place insureds into the following rate classes:

      -     Medical issue;

      -     Simplified issue;

      -     Guaranteed Issue;

      -     Non-tobacco use;

      -     Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.

PERFORMANCE DATA

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:

-     other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

      - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks or other widely recognized indices;

      - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

-     other types of investments, such as:

      -   certificates of deposit;

      -   savings accounts and U.S. Treasuries;

      - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

      - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

TRANSAMERICA LIFE'S PUBLISHED RATINGS

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios or to their performance.

INDEX TO FINANCIAL STATEMENTS



TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN



Report of Independent Auditors



Statements of Assets and Liabilities



Statements of Operations



Statements of Changes in Net Assets



Notes to the Financial Statements


TRANSAMERICA LIFE INSURANCE COMPANY


Report of Independent Auditors, dated __________, 2005


AUDITED FINANCIAL STATEMENTS

Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis

Statements of Cash Flow - Statutory Basis

Notes to Financial Statements - Statutory-Basis

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

Summary of Investments - Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                     __________,
                                                                     2005


                                   ADVANTAGE X
                                 ISSUED THROUGH
                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                               4333 EDGEWOOD RD NE
                                  MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-398-8572


This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company ("Transamerica Life"), a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated __________, 2005, by calling 1-888-804-8461 or 1-319-398-8572 (Monday - Friday from 8:00 a.m. - 4:30
p.m. CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY AND TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN.

TABLE OF CONTENTS



Glossary........................................................................
The Policy - General Provisions ................................................
     Entire Contract............................................................
     Information in the Application for this Policy.............................
     Ownership Rights...........................................................
           Changing the Owner...................................................
           Choosing the Beneficiary.............................................
           Changing the Beneficiary.............................................
           Assigning the Policy.................................................
           Exchanging the Policy
     Selecting the Tax Test.....................................................
     Our Right to Contest the Policy............................................
     Suicide Exclusion..........................................................
     Misstatement of Age or Sex.................................................
     Modifying the Policy.......................................................
     Addition, Deletion or Substitution of Investments..........................
Additional Information..........................................................
     Settlement Options.........................................................
     Additional Information about Transamerica Life and the Separate Account....
     Changes to the Separate Account............................................
     Potential Conflicts of Interest............................................
     Legal Matters..............................................................
     Variations in Policy Provisions............................................
     Personalized Illustrations of Policy Benefits..............................
     Sale of the Policies.......................................................
     Reports to Owners..........................................................
     Claims of Creditors........................................................
     Records....................................................................
     Additional Information.....................................................
     Independent Auditors.......................................................
Financial Statements............................................................
Underwriting....................................................................
     Underwriting Standards.....................................................
IMSA............................................................................
Performance Data................................................................
     Performance Data in Advertising Sales Literature...........................
     Transamerica Life's Published Ratings......................................
Index to Financial Statements...................................................
     Transamerica Corporate Separate Account Sixteen............................
     Transamerica Life Insurance Company........................................

GLOSSARY

account(s) - The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit - These are the accounting units used to calculate the values under this Policy.

age - The issue age plus the number of completed Policy years since the effective date.

beneficiary - The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.


cash value - After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction day.


Code - The Internal Revenue Code of 1986, as amended.

effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined. This date is shown on the Policy specifications page.

face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account - An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

general account - The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person upon whose life the Policy is issued.

issue age - The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance death benefit option and the face amount in effect on the date of death.

life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

monthly deduction - Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy specifications page.


monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation date, the monthly deduction day will be deemed to be the next valuation day.


net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

1940 Act - The Investment Company Act of 1940, as amended.

partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value.

Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month - A one-month period beginning on the monthly deduction day.

Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

policyowner (owner, you, your) - The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio(s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - One or more investment accounts established by the Company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A sub-division of the separate account. Each subaccount invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value - The cash value in a subaccount.

target premium - Amount of premium used to determine percent of premium loads.

transfer - A transfer of amounts between subaccounts of the separate account or the fixed account.

we, us, our - Transamerica Life Insurance Company.  ("Transamerica Life")

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.


THE POLICY - GENERAL PROVISIONS


ENTIRE CONTRACT

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our home office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

-     Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our home office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.


- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.


CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our home office any time while the insured is alive and the Policy is in force.

- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

- We are not liable for any payments we made before we received the written notice at our home office.

ASSIGNING THE POLICY

-     The owner may assign Policy rights while the insured is alive.

-     The owner retains any ownership rights that are not assigned.

-     We must receive written notice of the assignment at our home office.

- Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

-     An assignment is subject to any loan amount.

- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-     We are not:

      - bound by any assignment unless we receive a written notice of the assignment at our home office;

      -   responsible for the validity of any assignment;

      - liable for any payment we made before we received written notice of the assignment at our home office; or

      - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

EXCHANGING THE POLICY

- Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

-     In order to exchange this Policy, we will require:

      -   that this Policy be in effect on the date of the exchange;

      -   repayment of any unpaid loan;

      - an adjustment, if any, for premiums and cash values of this and the new policy.

-     The date of exchange will be the later of:

      - the date you send this Policy along with a signed written request for an exchange;

      - the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.

- The date of the exchanged policy will be the same as the date of the original Policy.

- The benefits of the new policy will not reflect the investment experience of the separate account.

- The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.

- The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

- All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

-     An exchange may have tax consequences.

SELECTING THE TAX TEST

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two year contestable period will be measured from the date this corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.


We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.


ADDITIONAL INFORMATION


SETTLEMENT OPTIONS

When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

      - the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

      -   the interest rate we credit on those amounts;

      -   the mortality tables we use; and

      -   the specific payment option(s) you choose.

If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months. We will stop making payments once we have made all the payments for the period selected.

If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.

Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%. The payee will receive the greater of:

      1. The income rates in effect for us at the time the income payments are made; or

      2.  The following income rates as guaranteed in the Policy.

                     MONTHLY
   FIXED           INSTALLMENT
  PERIOD               PER
(IN MONTHS)         $1,000.00
-----------        -----------
     60               $17.49

    120                 9.18

    180                 6.42

    240                 5.04

    300                 4.22

    360                 3.68

ADDITIONAL INFORMATION ABOUT TRANSAMERICA LIFE AND THE SEPARATE ACCOUNT

Transamerica Life is a stock life insurance company that is wholly-owned by Transamerica Holding Company, LLC, which, in turn, is wholly-owned by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Transamerica Life's home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

      - Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

      -   Add new portfolios or remove existing portfolios;

      - Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

      - Close subaccounts to allocations of new premiums by existing or new policyowners at any time at our discretion;

      - Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

      - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

      - Combine the separate account with other separate accounts and/or create new separate accounts;

      - Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

      - Manage the separate account under the direction of a committee at any time;

      - Make any changes required by the 1940 Act or other applicable law or regulation; and

      - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS


Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for variable life insurance policies, variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance Policy owners and those given by variable annuity contract owners. Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.


LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions of use on the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.


The illustrations also will reflect the average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES

The Policies are offered to the public through brokers licensed under the federal securities laws and, as necessary, state insurance laws. The offering of the Policies is continuous and we do not anticipate discontinuing the offering of the policies, however, we reserve the right to do so.




The sales commission payable to Transamerica Life agents or other registered representatives may vary with the sales agreement. It is not expected to be greater than:

      - 20% of all premiums paid up to target premium in the first Policy year; PLUS

      - 3.2% of all premiums paid in excess of target premium in first Policy year; PLUS

      -   10% of all premiums paid up to target premium in years 2 through 4;
          PLUS

      - 3.2 % of all premiums paid in excess of target premium in years 2 through 4; PLUS

      -   3.2% of all premiums paid in years 5 through 7;, PLUS

      -   2.4% of all premiums paid in years 8+.

We will pay an additional trail commission of 0.10% on the account value after the first Policy year. A trail commission of 0.10% will be paid in all subsequent Policy years in which such policies are in force at the end of the year.

AFSG received sales compensation with respect to the Policies in the following amounts during the years indicated.


              AGGREGATE AMOUNT OF           AGGREGATE AMOUNT COMMISSIONS RETAINED
FISCAL      COMMISSIONS PAID TO AFSG       BY AFSG SECURITIES AFTER PAYMENTS TO ITS
 YEAR           SECURITIES(1)           REGISTERED PERSONS AND OTHERS BROKERS-DEALERS
------      ------------------------    ---------------------------------------------
 2003                 $0                                   $0

 2004                 $0                                   $0

            (1) These figures include sales compensation paid to registered persons of AFSG.

However, under the agreement between us and AFSG, we pay AFSG's operating and other expenses.


We and/or AFSG may pay the selling firms additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;
(2) costs associated with sales conferences and educational seminars for its sales representatives; and (3) other sales expenses incurred by a selling firm and its representatives. We and/or AFSG may make payments to a selling firm based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.



We may receive payments or revenues from some of all of the portfolios or their investment advisors (or their affiliates): in connection with administration, distribution or other services provided with respect to the portfolios and their availability through the Policy; or, to the extent permitted by SEC and NASD rules and other applicable laws and regulations, as incentives to market the portfolios or to cooperate with promotional efforts by the portfolios or their investment advisors (or their affiliates). In addition to 12b-1 fees, the amount we receive is as follows:



Fidelity Variable Insurance Products Funds     5 bps after $100 million
Janus Aspen Series                             15 bps after $50 million
PIMCO Variable Insurance Trust                 25 bps (on Administrative Class)
T. Rowe Price VIT Series                       15 bps after $25 million
Rydex Variable Insurance Trust                 25 bps
First Eagle Variable Funds, Inc.               25 bps


We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies but reserve the right to discontinue the offering.

REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

   -   the current cash value               -    any activity since the last
                                                 report

   -   the current net cash value           -    the current subaccount
                                                 values and loan  account value

   -   the current life insurance benefit   -    current net premium
                                                 allocations

   -   the current loan amount              -    any other information
                                                 required by law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account and the fixed account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

INDEPENDENT AUDITORS


The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Transamerica Life for the year ended December 31, 2004. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.


FINANCIAL STATEMENTS


The Separate Account financial statements and schedules appear on the following pages.


Transamerica Life's financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


Transamerica Life's financial statements and schedules at December 31, 2004, 2003 and 2002 and for each of the three years in the period ended December 31, 2004, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.



UNDERWRITING


UNDERWRITING STANDARDS

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date and rate class. We currently place insureds into the following rate classes:

      -   Medical issue;

      -   Simplified issue;

      -   Guaranteed Issue;

      -   Non-tobacco use;

      -   Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.


IMSA


We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.


PERFORMANCE DATA


PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:

-     other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

      - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks or other widely recognized indices;

      - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

-     other types of investments, such as:

      -   certificates of deposit;

      -   savings accounts and U.S. Treasuries;

      - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

      - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

TRANSAMERICA LIFE'S PUBLISHED RATINGS

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios or to their performance.

INDEX TO FINANCIAL STATEMENTS



TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN



Report of Independent Auditors



Statements of Assets and Liabilities



Statements of Operations



Statements of Changes in Net Assets



Notes to the Financial Statements


TRANSAMERICA LIFE INSURANCE COMPANY


Report of Independent Auditors, dated __________, 2005


AUDITED FINANCIAL STATEMENTS

Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis

Statements of Cash Flow - Statutory Basis

Notes to Financial Statements - Statutory-Basis

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

Summary of Investments - Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

                            PART C: OTHER INFORMATION

ITEM 27. EXHIBITS

(a) Board of Directors Resolution**

(b) Custodian Agreements (Not Applicable)

(c) Underwriting Contracts

      i.    a. Amended and Restated Principal Underwriting Agreement (2)

            b. Amendment to Underwriting Agreement (7)

      ii.   Selected Broker Agreement (7)

(d) Contracts

      i.    Specimen Variable Adjustable Life Insurance Policy**

      ii.   Rider**

      iii.  Experience Credits Rider (9)

(e) Application**

(f) Depositor's Certificate of Incorporation and By-Laws

      i.    Articles of Incorporation of Transamerica Life Insurance Company (1)

      ii.   By-Laws of Transamerica Life Insurance Company (1)

(g) Reinsurance Contracts

      i.    Reinsurance Treaty dated July 1, 2002 (5)

(h) Participation Agreements

      i. a. Participation Agreement regarding Fidelity Variable Insurance Products Fund (3)

            b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II (3)

            c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III (3)

            d. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II (7)

            e. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund III(7)

      ii.   a. Participation Agreement regarding PIMCO Variable Insurance Trust
            (7)

            b. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust(7)

            c. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust(7)

      iii. a. Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (7)

            b. Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (7)

      iv.   a. Participation Agreement regarding Janus Aspen Series (4)

            b. Amendment to Participation Agreement regarding Janus Aspen Series(7)

      v. a. Participation Agreement regarding INVESCO Variable Investment Funds, Inc. (7)

            b. Amendment to Participation Agreement regarding INVESCO Variable Investment Funds, Inc. (7)

      vi. a. Participation Agreement regarding Universal Institutional Funds, Inc. (7)

            b. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc. (7)

            c. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc. (7)

      vii. a. Participation Agreement regarding Vanguard Variable Insurance Funds (7)

            b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds(7)

            c. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds(7)

      viii. a. Participation Agreement regarding Royce Capital Fund (7)

            b. Amendment to Participation Agreement regarding Royce Capital Fund(7)

      ix.   a. Participation Agreement regarding Rydex Variable Trust (7)

            b. Amendment to Participation Agreement regarding Rydex Variable Trust(7)

      x.    Participation Agreement regarding Gateway Variable Insurance Trust
            (7)

      xi. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. (7)

      xii. Participation Agreement regarding Third Avenue Variable Insurance Trust(7)

      xiii. a. Participation Agreement regarding PBHG Insurance Series Fund (7)

            b. Amendment to Participation Agreement regarding PBHG Insurance Series Fund(7)

      xiv.  a. Participation Agreement regarding AIM Variable Insurance Funds(8)

            b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds(9)

      xv.   Participation Agreement regarding Van Eck Worldwide Insurance
            Trust(9)

(i) Administrative Contracts

      i.    Third Party Administration and Transfer Agent Agreement (6)

(j) Other Material Contracts

      i.    Power of Attorney**

      ii.   Power of Attorney for Ronald L. Ziegler(10)

(k) Legal Opinion(7)

(l) Actuarial Opinion (Not Applicable)

(m) Calculation (Not Applicable)

(n) Other Opinions

      i. Consent of Ernst & Young LLP

      ii. Consent of Sutherland Asbill & Brennan LLP

(o) Omitted Financial Statements (Not Applicable)

(p) Initial Capital Agreements (Not Applicable)

(q) Redeemability Exemption

      i. Memorandum describing issuance, transfer and redemption procedures(7)

      ii. Memorandum describing issuance, transfer and redemption procedures dated February 1, 2005*

* Filed herewith.

** Incorporated herein by reference to Initial Filing of this Form N-6 registration statement filed on October 9, 2003. (File No. 333-109579)

(1) Incorporated herein by reference to Initial Filing of Form N-4 registration statement filed on June 11, 2001. (File No. 333-62738)

(2) Incorporated herein by reference to the Initial Filing of Form N-4 registration statement filed on August 29, 2002. (File No. 333-98891)

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement filed December 6, 1996. (File No. 333-07509)

(4) Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 registration statement filed April 28, 2000. (File No. 333-26209)

(5) Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)

(6) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)

(7) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement filed January 16, 2004. (File No. 333-109579)

(8) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 registration statement filed December 23, 1999. (File No. 333-87023)

(9) Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-6 registration statement filed April 30, 2004. (File No. 333-109579)

(10) Incorporated herein by reference to N-4 registration statement filed June 17, 2004. (File No. 333-116562)

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                         PRINCIPAL BUSINESS
      NAME                    ADDRESS                           POSITION
Larry N. Norman                (1)                 Director, Chairman of the Board and
                                                   President

Ronald L. Ziegler              (1)                 Director and Actuary

Craig D. Vermie                (1)                 Director, Vice President, Secretary,
                                                   and General Counsel

Arthur C. Schneider            (1)                 Director, Vice President and Chief
                                                   Tax Officer

Robert J. Kontz                (1)                 Vice President and Corporate Controller

Brenda K. Clancy               (1)                 Director, Vice President, Treasurer
                                                   and Chief Financial Officer

(1) 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

                                  JURISDICTION OF          PERCENT OF VOTING
            NAME                   INCORPORATION           SECURITIES OWNED                   BUSINESS
            ----                  ---------------          -----------------                  --------
Academy Alliance Holdings Inc.        Canada         100% Creditor Resources, Inc.         Holding company

Academy Alliance Insurance Inc.       Canada         100% Creditor Resources, Inc.         Insurance

Academy Insurance Group, Inc.        Delaware        100% Commonwealth General             Holding company
                                                     Corporation

Academy Life Insurance Co.           Missouri        100% Academy Insurance Group,         Insurance company
                                                     Inc.

ADB Corporation, L.L.C.              Delaware        100% Money Services, Inc.             Special purpose limited Liability
                                                                                           company

AEGON Alliances, Inc.                Virginia        100% Benefit Plans, Inc.              General agent

AEGON Asset Management Services,     Delaware        100% AUSA Holding Co.                 Registered investment advisor
Inc.

AEGON Assignment Corporation         Illinois        100% AEGON Financial Services         Administrator of structured
                                                     Group, Inc.                           settlements

AEGON Assignment Corporation of      Kentucky        100% AEGON Financial Services         Administrator of structured
Kentucky                                             Group, Inc.                           settlements

AEGON Canada Inc. ("ACI")             Canada         100% TIHI                             Holding company

AEGON Capital Management, Inc.        Canada         100% AEGON Canada Inc.                Investment counsel and portfolio
                                                                                           manager

AEGON Dealer Services Canada,         Canada         100% 1490991 Ontario Limited          Mutual fund dealer
Inc.

AEGON Derivatives N.V.              Netherlands      100% AEGON N.V.                       Holding company

AEGON Direct Marketing               Maryland        100% Monumental Life Insurance        Marketing company
Services, Inc.                                       Company

AEGON DMS Holding B.V.              Netherlands      100% AEGON International N.V.         Holding company

AEGON Financial Services Group,      Minnesota       100% Transamerica Life Insurance      Marketing
Inc.                                                 Co.

AEGON Fund Management, Inc.           Canada         100% AEGON Canada Inc.                Mutual fund issuer

AEGON Funding Corp.                  Delaware        100% AEGON USA, Inc.                  Issue debt securities-net proceeds
                                                                                           used to make loans to affiliates

AEGON Funding Corp. II               Delaware        100% Transamerica Corp.               Issue debt securities-net proceeds
                                                                                           used to make loans to affiliates

AEGON Institutional Markets,         Delaware        100% Commonwealth General             Provider of investment, marketing and
Inc.                                                 Corporation                           admin. services to ins. cos.

AEGON International N.V.            Netherlands      100% AEGON N.V.                       Holding company

AEGON Management Company              Indiana        100% AEGON U.S. Holding               Holding company
                                                     Corporation

AEGON N.V.                          Netherlands      22.72% of Vereniging AEGON            Holding company
                                                     Netherlands Membership
                                                     Association

AEGON Nederland N.V.                Netherlands      100% AEGON N.V.                       Holding company

AEGON Nevak Holding B.V.            Netherlands      100% AEGON N.V.                       Holding company

AEGON Structured Settlements,        Kentucky        100% Commonwealth General             Administers structured settlements of
Inc.                                                 Corporation                           plaintiff's physical injury claims
                                                                                           against property and casualty
                                                                                           insurance companies

AEGON U.S. Corporation                 Iowa          AEGON U.S. Holding Corporation        Holding company
                                                     owns 10,024 shares (75.58%);
                                                     AEGON USA, Inc. owns 3,238
                                                     shares (24.42%)

AEGON U.S. Holding Corporation       Delaware        1046 shares of Common Stock           Holding company
                                                     owned by Transamerica Corp.; 225
                                                     shares of Series A Preferred
                                                     Stock owned by Scottish
                                                     Equitable Finance Limited

AEGON USA Investment Management,       Iowa          100% AUSA Holding Co.                 Investment advisor
Inc.

AEGON USA Investment Management,       Iowa          100% AEGON USA, Inc.                  Investment advisor
LLC

AEGON USA Real Estate Services,      Delaware        100% AEGON USA Realty Advisors,       Real estate and mortgage holding
Inc.                                                 Inc.                                  company

AEGON USA Realty Advisors, Inc.        Iowa          100% AUSA Holding Co,                 Administrative and investment services

AEGON USA Travel and Conference        Iowa          100% Money Services, Inc.             Travel and conference services
Services LLC

AEGON USA, Inc.                        Iowa          10 shares Series A Preferred          Holding company
                                                     Stock owned by AEGON U.S
                                                     Holding Corporation; 150,000
                                                     shares of Class B Non-Voting
                                                     Stock owned by AEGON U.S.
                                                     Corporation; 100 shares Voting
                                                     Common Stock owned by AEGON U.S
                                                     Corporation

AEGON/Transamerica Series Fund,      Maryland        100% AEGON/Transamerica Fund          Investment advisor, transfer agent,
Inc.                                                 Advisors, Inc.                        administrator, sponsor, principal
                                                                                           underwriter/distributor or general
                                                                                           partner.

AFSG Securities Corporation        Pennsylvania      100% Commonwealth General             Broker-Dealer
                                                     Corporation

ALH Properties Eight LLC             Delaware        100% FGH USA LLC                      Real estate

ALH Properties Eleven LLC            Delaware        100% FGH USA LLC                      Real estate

ALH Properties Fifteen LLC           Delaware        100% FGH USA LLC                      Real estate

ALH Properties Five LLC              Delaware        100% FGH USA LLC                      Real estate

ALH Properties Four LLC              Delaware        100% FGH USA LLC                      Real estate

ALH Properties Nine LLC              Delaware        100% FGH USA LLC                      Real estate

ALH Properties Seven LLC             Delaware        100% FGH USA LLC                      Real estate

ALH Properties Seventeen LLC         Delaware        100% FGH USA LLC                      Real estate

ALH Properties Sixteen LLC           Delaware        100% FGH USA LLC                      Real estate

ALH Properties Ten LLC               Delaware        100% FGH USA LLC                      Real estate

ALH Properties Twelve LLC            Delaware        100% FGH USA LLC                      Real estate

ALH Properties Two LLC               Delaware        100% FGH USA LLC                      Real estate

American Bond Services LLC             Iowa          100% Transamerica Life Insurance      Limited liability company
                                                     Company (sole member)

Ammest Realty Corporation              Texas         100% Monumental Life Insurance        Special-purpose subsidiary
                                                     Company

Ampac Insurance Agency, Inc.       Pennsylvania      100% Academy Insurance Group,         Inactive
(EIN 23-2364438)                                     Inc.

Ampac Insurance Agency, Inc.       Pennsylvania      100% Commonwealth General             Provider of management support
(EIN 23-1720755)                                     Corporation                           services

Ampac, Inc.                            Texas         100% Academy Insurance Group,         Managing general agent
                                                     Inc.

Apple Partners of Iowa LLC             Iowa          Members:  58.13% Monumental Life      Hold title on Trustee's Deeds on
                                                     Insurance Company; 41.87%             secured property
                                                     Peoples Benefit Life Insurance
                                                     Company

ARC Reinsurance Corporation           Hawaii         100% Transamerica Corp,               Property & Casualty Insurance

ARV Pacific Villas, A               California       General Partners - Transamerica       Property
California Limited Partnership                       Affordable Housing, Inc. (0.5%);
                                                     Non-Affiliate of AEGON, Jamboree
                                                     Housing Corp. (0.5%).  Limited
                                                     Partner:  TOLIC (99%)

AUSA Holding Company                 Maryland        100% AEGON USA, Inc.                  Holding company

AUSACAN LP                            Canada         General Partner - AUSA Holding        Inter-company lending and general
                                                     Co. (1%); Limited Partner -           business
                                                     First AUSA Life Insurance
                                                     Company (99%)

Bankers Financial Life Ins. Co.       Arizona        100% Voting Common Stock - First      Insurance
                                                     AUSA Life Insurance Co.  Class B
                                                     Common stock is allocated 75% of
                                                     total cumulative vote.  Class A
                                                     Common stock is allocated 25% of
                                                     total cumulative vote.

Bankers Mortgage Company of CA      California       100% TRS                              Investment management

Bay Area Community                  California       70% LIICA; 30% Monumental Life        Investments in low income housing tax
Investments I, LLC                                   Insurance Company                     credit properties

Bay State Community                  Delaware        100% Monumental Life Insurance        Investments in low income housing tax
Investments I, LLC                                   Company                               credit properties

Bay State Community                  Delaware        100% Monumental Life Insurance        Investments in low income housing tax
Investments II, LLC                                  Company                               credit properties

Benefit Plans, Inc.                  Delaware        100% Commonwealth General             TPA for Peoples Security Life
                                                     Corporation                           Insurance Company

BF Equity LLC                        New York        100% RCC North America LLC            Real estate

Buena Sombra Insurance Agency,       Maryland        100% Peoples Benefit Life             Insurance agency
Inc.                                                 Insurance Company

BWAC Credit Corporation              Delaware        100% TCFCII                           Inactive

BWAC International Corporation       Delaware        100% TCFCII                           Retail appliance and furniture stores

BWAC Seventeen, Inc.                 Delaware        100% TCFC Asset Holdings, Inc.        Holding company

BWAC Twelve, Inc.                    Delaware        100% TCFCII                           Holding company

BWAC Twenty-One, Inc.                Delaware        100% TCFC Asset Holdings, Inc.        Holding company

Camden Asset Management, LP             CA           Partners are:  Limited Partner -      Investment advisor.
                                                     Monumental Life Insurance
                                                     Company (47.136%); General
                                                     Partner - non-affiliate of
                                                     AEGON, Harpenden (38.114%).
                                                     Various individuals own the
                                                     balance of shares.

Canadian Premier Holdings Ltd.         Canada        100% AEGON DMS Holding B.V.           Holding company

Canadian Premier Life Insurance        Canada        100% Canadian Premier Holdings        Insurance company
Company                                              Ltd.

Capital 200 Block Corporation         Delaware       100% Commonwealth General             Real estate holdings
                                                     Corporation

Capital General Development           Delaware       100% Commonwealth General             Holding company
Corporation                                          Corporation

Capital Liberty, L.P.                 Delaware       99.0% Monumental Life Insurance       Holding company
                                                     Company (Limited Partner); 1.0%
                                                     Commonwealth General Corporation
                                                     (General Partner)

Common Wealth Insurance Agency         Canada        100% Creditor Resources, Inc.         Insurance agency
Inc.

Commonwealth General Corporation      Delaware       100% AEGON U.S. Corporation           Holding company
("CGC")

Consumer Membership Services           Canada        100% Canadian Premier Holdings        Marketing of credit card protection
Canada Inc.                                          Ltd.                                  membership services in Canada

Cornerstone International                UK          100% AEGON DMS Holding B.V.           Holding company
Holdings Ltd.

CRC Creditor Resources                 Canada        100% Creditor Resources, Inc.         Insurance agency
Canadian Dealer Network Inc.

Creditor Resources, Inc.              Michigan       100% AUSA Holding Co.                 Credit insurance

CRI Canada Inc.                        Canada        100% Creditor Resources, Inc.         Holding company

CRI Credit Group Services Inc.         Canada        100% Creditor Resources, Inc.         Holding company

Diversified Actuarial Services,     Massachusetts    100% Diversified Investment           Employee benefit and actuarial
Inc.                                                 Advisors, Inc.                        consulting

Diversified Investment Advisors,      Delaware       100% AUSA Holding Co.                 Registered investment advisor
Inc.

Diversified Investors Securities      Delaware       100% Diversified Investment           Broker-Dealer
Corp.                                                Advisors, Inc.

Edgewood IP, LLC                        Iowa         100% TOLIC                            Limited liability company

FED Financial, Inc.                   Delaware       100% Academy Insurance Group,         Special-purpose subsidiary
                                                     Inc.

FGH Eastern Region LLC                Delaware       100% FGH USA LLC                      Real estate

FGH Realty Credit LLC                 Delaware       100% FGH Eastern Region LLC           Real estate

FGH USA LLC                           Delaware       100% RCC North America LLC            Real estate

FGP 109th Street LLC                  Delaware       100% FGH USA LLC                      Real estate

FGP 90 West Street LLC                Delaware       100% FGH USA LLC                      Real estate

FGP Burkewood, Inc.                   Delaware       100% FGH USA LLC                      Real estate

FGP Bush Terminal, Inc.               Delaware       100% FGH Realty Credit LLC            Real estate

FGP Colonial Plaza, Inc.              Delaware       100% FGH USA LLC                      Real estate

FGP Franklin LLC.                     Delaware       100% FGH USA LLC                      Real estate

FGP Herald Center, Inc.               Delaware       100% FGH USA LLC                      Real estate

FGP Heritage Square, Inc.             Delaware       100% FGH USA LLC                      Real estate

FGP Islandia, Inc.                    Delaware       100% FGH USA LLC                      Real estate

FGP Merrick, Inc.                     Delaware       100% FGH USA LLC                      Real estate

FGP Rockbeach, Inc..                  Delaware       100% FGH USA LLC                      Real estate

FGP West 32nd Street, Inc.            Delaware       100% FGH USA LLC                      Real estate

FGP West Street LLC                   Delaware       100% FGH USA LLC                      Real estate

FGP West Street Two LLC               Delaware       100% FGH USA LLC                      Real estate

Fifth FGP LLC                         Delaware       100% FGH USA LLC                      Real estate

Financial Planning Services,         District of     100% Ampac Insurance Agency,          Special-purpose subsidiary
Inc.                                  Columbia       Inc. (EIN #27-1720755)

Financial Resources Insurance           Texas        100% owned by Dan Trivers, VP &       Retail sale of securities products
Agency of Texas                                      Director of Operations of
                                                     Transamerica Financial Advisors,
                                                     Inc., to comply with Texas
                                                     insurance law

First FGP LLC                        Delaware        100% FGH USA LLC                      Real estate

Force Financial Group, Inc.          Delaware        100% Academy Insurance Group,         Special-purpose subsidiary
                                                     Inc.

Fourth FGP LLC                       Delaware        100% FGH USA LLC                      Real estate

Garnet Assurance Corporation         Kentucky        100% Life Investors Insurance         Investments
                                                     Company of America

Garnet Assurance                       Iowa          100% Monumental Life Insurance        Business investments
Corporation II                                       Company

Garnet Assurance                       Iowa          100% Transamerica Occidental          Business investments
Corporation III                                      Life Insurance Company

Garnet Community Investments I,      Delaware        100% Life Investors Insurance         Securities
LLC                                                  Company of America

Garnet Community Investments II,     Delaware        100% Monumental Life Insurance        Securities
LLC                                                  Company

Garnet Community Investments III,    Delaware        100% Transamerica Occidental          Business investments
LLC                                                  Life Insurance Company

Garnet Community Investments IV,     Delaware        100% Transamerica Occidental          Investments
LLC                                                  Life Insurance Company

Garnet Community Investments V,      Delaware        100% Monumental Life Insurance        Investments
LLC                                                  Company

Garnet Community Investments VI,     Delaware        100% Monumental Life Insurance        Investments
LLC                                                  Company

Garnet LIHTC Fund I, LLC             Delaware        100% Garnet Community                 Investments
                                                     Investments I, LLC

Garnet LIHTC Fund II, LLC            Delaware        100% Garnet Community                 Investments
                                                     Investments II, LLC

Garnet LIHTC Fund III, LLC           Delaware        100% Garnet Community                 Investments
                                                     Investments III, LLC

Garnet LIHTC Fund IV, LLC            Delaware        100% Garnet Community                 Investments
                                                     Investments IV, LLC

Garnet LIHTC Fund V, LLC             Delaware        100% Garnet Community                 Investments
                                                     Investments V, LLC

Garnet LIHTC Fund VI, LLC            Delaware        100% Garnet Community                 Investments
                                                     Investments VI, LLC

Gemini Investments, Inc.             Delaware        100% TALIAC                           Investment subsidiary

Global Premier Reinsurance        British Virgin     100% Commonwealth General             Reinsurance company
Company, Ltd.                                        Corporation

Great Companies, L.L.C.                Iowa          47.50% Money Services, Inc.           Markets & sells mutual funds &
                                                                                           individually managed accounts
Greybox L.L.C.                       Delaware        100% Transamerica Leasing             Intermodal freight container
                                                     Holdings, Inc.                        interchange facilitation service

Home Loans and Finance Ltd.            U.K.          100% TIISI                            Inactive - - this entity is in the
                                                                                           process of being liquidated

Innergy Lending, LLC                 Delaware        50% World Financial Group, Inc.;      Lending
                                                     50% ComUnity Lending,
                                                     Inc.(non-AEGON entity)

Insurance Consultants, Inc.          Nebraska        100% Commonwealth General             Brokerage
                                                     Corporation

InterSecurities, Inc.                Delaware        100% AUSA Holding Co.                 Broker-Dealer

Investors Warranty of America,         Iowa          100% AUSA Holding Co.                 Leases business equipment
Inc.

Iowa Fidelity Life Insurance Co.      Arizona        Ordinary common stock is allowed      Insurance
                                                     60% of total cumulative vote.
                                                     Participating common stock is
                                                     allowed 40% of total cumulative
                                                     vote.  First AUSA Life Insurance
                                                     Co.

JMH Operating Company, Inc.         Mississippi      100% People's Benefit Life            Real estate holdings
                                                     Insurance Company

Legacy General Insurance Company      Canada         100% Canadian Premier Holdings        Insurance company
                                                     Ltd.

Life Investors Alliance, LLC         Delaware        100% LIICA                            Purchase, own, and hold the equity
                                                                                           interest of other entities
Life Investors Insurance Company       Iowa          504,032 shares Common Stock           Insurance
of America                                           owned by AEGON USA, Inc.;
                                                     504,033 shares Series A
                                                     Preferred Stock owned by AEGON
                                                     USA, Inc.

Massachusetts Fidelity Trust Co.       Iowa          100% AUSA Holding Co.                 Trust company

Money Concepts (Canada) Limited       Canada         100% National Financial               Financial services, marketing and
                                                     Corporation                           distribution

Money Services, Inc.                 Delaware        100% AUSA Holding Co.                 Provides financial counseling for
                                                                                           employees and agents of affiliated
                                                                                           companies

Monumental General                   Maryland        100% Monumental General               Provides management srvcs. to
Administrators, Inc.                                 Insurance Group, Inc.                 unaffiliated third party administrator

Monumental General Casualty Co.      Maryland        100% AEGON USA, Inc.                  Insurance

Real Estate Alternatives             Delaware        Members:  37.25% Transamerica         Real estate alternatives investment
Portfolio 2 LLC                                      Life Insurance Co.; 30.75%
                                                     TOLIC; 22.25% TALIAC; 7.5%
                                                     Transamerica Financial Life
                                                     Insurance Co.; 2.25% Stonebridge
                                                     Life Insurance Co.

Monumental General Insurance         Maryland        100% AUSA Holding Co.                 Holding company
Group, Inc.

Monumental Life Insurance            Maryland        73.23% Capital General                Insurance Company
Company                                              Development Company; 26.77%
                                                     First AUSA Life Insurance Company

National Association Management      Maryland        100% Monumental General               Provides actuarial consulting services
and Consultant Services, Inc.                        Administrators, Inc.

National Financial Corporation        Canada         100% AEGON Canada, Inc.               Holding company

National Financial Insurance          Canada         100% 1488207 Ontario Limited          Insurance agency
Agency, Inc.

NEF Investment Company               Calfornia       100% TOLIC                            Real estate development

Parkland Insurance Inc.               Canada         100% Creditor Resources, Inc.         Insurance company

Peoples Benefit Life Insurance         Iowa          76.3% Monumental Life Insurance       Insurance Company
Company                                              Company; 20% Capital Liberty,
                                                     L.P.; 3.7% CGC

Peoples Benefit Services, Inc.     Pennsylvania      100% Veterans Life Insurance          Special-purpose subsidiary
                                                     Company

Primus Guaranty, Ltd.                 Bermuda        Partners are:  Transamerica Life      Provides protection from default risk
                                                     Insurance Company (13.1%) and         of investment grade corporate and
                                                     non-affiliates of AEGON:  XL          sovereign issues of financial
                                                     Capital, Ltd. (34.7%);                obligations.
                                                     CalPERS/PCG Corporate Partners
                                                     Fund, LLC (13.0%); Radian Group
                                                     (11.1%).

Prisma Holdings, Inc. I              Delaware        100% AUSA Holding Co.                 Holding company

Prisma Holdings, Inc. II             Delaware        100% AUSA Holding Co.                 Holding company

Professional Life & Annuity          Arizona         100% Transamerica Life Insurance      Reinsurance
Insurance Company                                    Co.

Pyramid Insurance Company, Ltd.       Hawaii         100% Transamerica Corp.               Property & Casualty Insurance

QSC Holding, Inc.                    Delaware        100% AEGON USA Realty Advisors,       Real estate and financial software
                                                     Inc.
production and sales

Quantitative Data Solutions, LLC     Delaware        60% owned by TOLIC                    Special purpose corporation

Quest Membership Services, Inc.      Delaware        100% Commonwealth General             Travel discount plan
                                                     Corporation

RCC North America LLC                Delaware        100% AEGON USA, Inc.                  Real estate

RCC Properties Limited                 Iowa          AEGON USA Realty Advisors, Inc.       Limited Partnership
Partnership                                          is General Partner and 5% owner;
                                                     all limited partners are RCC
                                                     entities within the RCC group

Real Estate Alternatives             Delaware        Members:  38.356% Transamerica        Real estate alternatives investment
Portfolio 1 LLC                                      Life Insurance Co.; 34.247%
                                                     TOLIC; 18.356% LIICA; 6.301%
                                                     Monumental Life Insurance Co.;
                                                     2.74% Transamerica Financial
                                                     Life Insurance Co.

Real Estate Alternatives Portfolio 3A       Delaware      Members:  33.4% LIICA; 32%       Real estate alternatives
LLC                                                       PBLIC; 10% TOLIC; 9.4%           investment
                                                          MLIC; 9.4% Transamerica
                                                          Financial Life Insurance
                                                          Company; 4.8% TALIAC; 1%
                                                          Stonebridge Life Insurance
                                                          Co.

Realty Information Systems, Inc.              Iowa        100% AEGON USA Realty            Information Systems for real
                                                          Advisors, Inc.                   estate investment management

Retirement Project Oakmont                     CA         General Partners:                Senior living apartment complex
                                                          Trransamerica Products,
                                                          Inc.; TOLIC; Transameirca
                                                          Oakmont Retirement
                                                          Associates, a CA limited
                                                          partnership.  Co-General
                                                          Partners of Transamerica
                                                          Oakmont Retirement
                                                          Associates are Transamerica
                                                          Oakmont Corp. and
                                                          Transamerica Products I
                                                          (Administrative General
                                                          Partner).

River Ridge Insurance Company                Vermont      100% AEGON Management            Captive insurance company
                                                          Company

Roundit, Inc.                               Maryland      50% AUSA Holding Co.             Financial services

Second FGP LLC                              Delaware      100% FGH USA LLC                 Real estate

Seventh FGP LLC                             Delaware      100% FGH USA LLC                 Real estate

Short Hills Management Company             New Jersey     100% AEGON U.S. Holding          Holding company
                                                          Corporation

South Glen Apartments, LLC                    Iowa        100% Transamerica                Limited liability company
                                                          Affordable Housing, Inc.

Southwest Equity Life Ins. Co.               Arizona      100% of Common Voting Stock      Insurance
                                                          AEGON USA, Inc.

Stonebridge Benefit Services, Inc.          Delaware      100% Commonwealth General        Health discount plan
                                                          Corporation

Stonebridge Casualty Insurance Company        Ohio        197,920 shares of Common         Insurance company
                                                          Stock owned by AEGON U.S.
                                                          Corporation; 302,725 shares
                                                          of Common Stock owned by
                                                          AEGON USA, Inc.

Stonebridge Group, Inc.                     Delaware      100% Commonwealth General        General purpose corporation
                                                          Corporation

Stonebridge International Insurance            UK         100% Cornerstone                 General insurance company
Ltd.                                                      International Holdings Ltd.

Stonebridge International Marketing            UK         100% Cornerstone                 Marketing
Ltd.                                                      International Holdings Ltd.

Stonebridge Life Insurance Company           Vermont      100% Commonwealth General        Insurance company
                                                          Corporation

TA Air X, Corp.                             Delaware      100% TCFC Air Holdings, Inc.     Special purpose corporation

TA Air XI, Corp.                            Delaware      100% TCFC Air Holdings, Inc.     Special purpose corporation

TA Leasing Holding Co., Inc.                Delaware      100% TFC                         Holding company

TBC III, Inc.                               Delaware      100% TFCFC Asset Holdings,       Special purpose corporation
                                                          Inc.

TBK Insurance Agency of Ohio, Inc.            Ohio        500 shares non-voting            Variable insurance contract
                                                          common stock owned by            sales in state of Ohio
                                                          Transamerica Financial
                                                          Advisors, Inc.; 1 share
                                                          voting common stock owned
                                                          by James Krost

TCF Asset Management Corporation            Colorado      100% TCFC Asset Holdings,        A depository for foreclosed real
                                                          Inc.                             and personal property

TCFC Air Holdings, Inc.                     Delaware      100% Transamerica                Holding company
                                                          Commercial Finance
                                                          Corporation, I

TCFC Asset Holdings, Inc.                   Delaware      100% Transamerica                Holding company
                                                          Commercial Finance
                                                          Corporation, I

TCFC Employment, Inc.                       Delaware      100% Transamerica                Used for payroll for employees
                                                          Commercial Finance               at TFC
                                                          Corporation, I

TCFC Tax Holdings, Inc.                     Delaware      100% Transamerica                Holding company
                                                          Commercial Finance
                                                          Corporation, I

TFC Properties, Inc.                        Delaware      100% Transamerica                Holding company
                                                          Corporation

The AEGON Trust Advisory Board:             Delaware                                       Voting Trust
Donald J. Shepard, Joseph B.M.
Streppel, Alexander R. Wynaendts, and
Craig D. Vermie

The Gilwell Company                        California     100% TRS                         Ground lessee of 517 Washington
                                                                                           Street, San Francisco

The Insurance Agency for the American       Maryland      100% Veterans Life               Insurance
Working Family, Inc.                                      Insurance Company

The RCC Group, Inc.                         Delaware      100% FGH USA LLC                 Real estate

The Whitestone Corporation                  Maryland      100% AEGON USA, Inc.             Insurance agency

TIHI Mexico, S. de R.L. de C.V.              Mexico       95% TIHI; 5% TOLIC               To render and receive all kind
                                                                                           of administrative, accountant,
                                                                                           mercantile and financial counsel
                                                                                           and assistance to and from any
                                                                                           other Mexican or foreign
                                                                                           corporation, whether or not this
                                                                                           company is a shareholder of them

Transamerica Accounts Holding               Delaware      100% TCFC Asset Holdings,        Holding company
Corporation                                               Inc.

Transamerica Affinity Services, Inc.        Maryland      100% AEGON Direct Marketing      Marketing company
                                                          Services, Inc.

Transamerica Affordable Housing, Inc.      California     100% TRS                         General partner LHTC Partnership

Transamerica Alquiler de Trailers, S.L.       Spain       100% Transamerica Leasing        Leasing
                                                          Holdings, inc.

Transamerica Annuity Service               New Mexico     100% TSC                         Performs services required for
Corporation                                                                                structured settlements

Transamerica Aviation LLC                   Delaware      100% TCFC Air Holdings, Inc.     Special purpose corporation

Transamerica Business Technologies          Delaware      100% Transamerica Corp.          Telecommunications and data
Corporation.                                                                               processing

Transamerica Capital, Inc.                 California     100% AUSA Holding Co.            Broker/Dealer

Transamerica CBO I, Inc.                    Delaware      100% Transamerica Corp.          Owns and manages a pool of
                                                                                           high-yield bonds

Transamerica China Investments              Hong Kong     99% TOLIC                        Holding company
Holdings Limited

Transamerica Commercial Finance              Ontario      100% BWAC Seventeen, Inc.        Dormant
Canada, Limited

Transamerica Commercial Finance             Delaware      100% TFC                         Holding company
Corporation, I

Transamerica Commercial Holdings              U.K.        100% BWAC Twenty-One Inc.        Holding company
Limited

Transamerica Consultora Y Servicios           Chile       95% TOLIC; 5% Transamerica       Special purpose limited
Limitada                                                  International Holdings, Inc.     liability corporation

Transamerica Consumer Finance Holding       Delaware      100% TCFC Asset Holdings,        Consumer finance holding company
Company                                                   Inc.

Transamerica Consumer Mortgage              Delaware      100% Transamerica Consumer       Securitization company
Receivables Corporation                                   Finance Holding Company

Transamerica Corporation                    Delaware      100% The AEGON Trust             Major interest in insurance and
                                                                                           finance

Transamerica Corporation (Oregon)            Oregon       100% Transamerica Corp.          Holding company

Transamerica Direct Marketing Asia          Australia     100% AEGON DMS Holding B.V.      Holding company

Pacific Pty Ltd.
Transamerica Direct Marketing               Australia     100% Transamerica Direct         Marketing/operations company
Australia Pty Ltd.                                        Marketing Asia Pacific Pty
                                                          Ltd.

Transamerica Direct Marketing Japan           Japan       100% AEGON DMS Holding B.V.      Marketing company
K.K.

Transamerica Direct Marketing Korea           Korea       99% AEGON DMS Holding B.V.:      Marketing company
Ltd.                                                      1% AEGON International N.V.

Transamerica Direct Marketing Taiwan,        Taiwan       100% AEGON DMS Holding B.V.      Authorized business:  Enterprise
Ltd.                                                                                       management consultancy, credit
                                                                                           investigation services, to
                                                                                           engage in business not
                                                                                           prohibited or restricted under
                                                                                           any law of R.O.C., except
                                                                                           business requiring special
                                                                                           permission of government

Transamerica Distribution Finance -         Delaware      100% TCFC Asset Holdings,        Commercial Finance
Overseas, Inc.                                            Inc.

Transamerica Distribution Services,         Delaware      100% Transamerica Leasing        Dormant
Inc.                                                      Holdings, Inc.

Transamerica Finance Corporation            Delaware      100% Transamerica Corp.          Commercial & Consumer Lending &
("TFC")                                                                                    equipment leasing

Transamerica Financial Advisors, Inc.       Delaware      100% TSC                         Broker/dealer

Transamerica Financial Life Insurance       New York      87.40% AEGON USA, Inc.;          Insurance
Company                                                   12.60% TOLIC

Transamerica Financial Resources Ins.        Alabama      100% Transamerica                Insurance agent & broker
Agency of Alabama, Inc.                                   Financial Advisors, Inc.

Transamerica Financial Resources Ins.     Massachusetts   100% Transamerica Financial      Insurance agent & broker
Agency of Massachusetts, Inc.                             Advisors, Inc..

Transamerica Financial Resources Ins.        Nevada       100% Transamerica Financial      Insurance agent & broker
Agency of Nevada, Inc.                                    Advisors, Inc.

Transamerica Fund Advisors, Inc.             Florida      Western Reserve Life             Fund advisor
                                                          Assurance Company of Ohio
                                                          owns 78%; AUSA Holding Co.
                                                          owns 22%

Transamerica Fund Services, Inc.             Florida      100% Western Reserve Life        Mutual fund
                                                          Assurance Co. of Ohio

Transamerica Funding LP                       U.K.        98% Transamerica Leasing         Intermodal leasing
                                                          Holdings, Inc.; 1%
                                                          Transamerica Distribution
                                                          Services, Inc.; 1% BWAC
                                                          Twenty One, Inc.

Transamerica GmbH, Inc.                     Delaware      100% TCFC Asset Holdings,        Holding company
                                                          Inc.

Transamerica Holding B.V.                  Netherlands    100% AEGON International         Holding company
                                                          N.V.

Transamerica Home Loan                     California     100% TCFC Asset Holdings,        Consumer mortgages
                                                          Inc.

Transamerica IDEX Mutual Funds            Massachusetts   100% AEGON/Transamerica          Mutual fund
                                                          Fund Advisers, Inc.

Transamerica Income Shares, Inc.            Maryland      100% AEGON/Transamerica          Mutual fund
                                                          Fund Advisers, Inc.

Transamerica Index Funds, Inc.              Maryland      100% Transamerica                Mutual fund
                                                          Investment Management, LLC

Transamerica Insurance Marketing Asia       Australia     100% Transamerica Direct         Insurance intermediary
Pacific Pty Ltd.                                          Marketing Asia Pacific Pty
                                                          Ltd.

Transamerica International Direct           Maryland      100% Monumental General          Marketing arm for sale of mass
Marketing Group, Inc.                                     Insurance Group, Inc.            marketed insurance coverage

Transamerica International Holdings,        Delaware      100% Transamerica Corp.          Investments
Inc.

Transamerica International Insurance        Delaware      100% TSC                         Holding & administering foreign
Services, Inc. ("TIISI")                                                                   operations

Transamerica International RE                Bermuda      100% Transamerica Corp.          Reinsurance
(Bermuda) Ltd.

Transamerica Investment Management, LLC     Delaware      21% Transamerica Investment      Investment adviser
                                                          Services, Inc. as Original
                                                          Member; 21% owned by
                                                          Professional Members
                                                          (employees of Transamerica
                                                          Investment Services, Inc.)

Transamerica Investment Services, Inc.      Delaware      100% Transamerica Corp.          Investment adviser
("TISI")

Transamerica Investors, Inc.                Maryland      Maintains advisor status         Advisor

Transamerica Leasing Coordination            Belgium      100% Transamerica Leasing        Leasing
Center                                                    Holdings, Inc.

Transamerica Leasing Holdings, Inc.         Delaware      100% TA Leasing Holding          Holding company
                                                          Company, Inc.

Transamerica Life Canada                     Canada       100% AEGON Canada Inc.           Life insurance company

Transamerica Life Insurance and            N. Carolina    100% TOLIC                       Life insurance
Annuity Company ("TALIAC")

Transamerica Life Insurance Company           Iowa        223,500 shares Common Stock      Insurance
                                                          owned by AEGON USA, Inc.;
                                                          34,295 shares Common Stock
                                                          owned by Transamerica Life
                                                          Insurance and Annuity
                                                          Company; 42,500 shares
                                                          Series A Preferred Stock
                                                          owned by AEGON USA, Inc.

Transamerica Mezzanine Financing Inc.       Delaware      100% TCFC  Asset Holdings,       Holding company
                                                          Inc.

Transamerica Minerals Company              California     100% TRS                         Owner and lessor of oil and gas
                                                                                           properties

Transamerica Oakmont Corporation           California     100% TRS                         General partner retirement
                                                                                           properties

Transamerica Oakmont Retirement            California     Co-General Partners are          Senior living apartments
Associates                                                Transamerica Oakmont
                                                          Corporation and
                                                          Transamerica Products I
                                                          (Administrative General
                                                          Partner)

Transamerica Occidental Life Insurance        Iowa        100% TSC                         Life Insurance
Company ("TOLIC")

Transamerica Occidental's Separate         California     100% TOLIC                       Mutual fund
Account Fund C

Transamerica Pacific Insurance               Hawaii        100% Transamerica Corp.          Life insurance
Company, Ltd.

Transamerica Premier Funds                  Maryland       100% Transamerica                Investments
                                                           Investors, Inc.

Transamerica Products I, Inc.              California      100% TPI                         Co-general partner

Transamerica Products, Inc. ("TPI")        California      100% TSC                         Holding company

Transamerica Pyramid Properties LLC           Iowa         100% TOLIC                       Realty limited liability company

Transamerica Realty Investment              Delaware       100% TOLIC                       Realty limited liability company
Properties LLC

Transamerica Realty Services, LLC           Delaware       100% Transamerica Corp.          Real estate investments
("TRS")

Transamerica Retirement Communities         Delaware       100% TFC Properties, Inc.        Owned property
S.F., Inc.

Transamerica Retirement Communities         Delaware       100% TFC Properties, Inc.        Owned property
S.J., Inc.

Transamerica Securities Sales Corp.         Maryland       100% TSC                         Life insurance sales

Transamerica Service Company ("TSC")        Delaware       100% TIHI                        Passive loss tax service

Transamerica Small Business Capital,        Delaware       100% TCFC Asset Holdings,        Holding company
Inc.                                                       Inc.

Transamerica Trailer Holdings I Inc.        Delaware       100% Transamerica Leasing        Holding company
                                                           Holdings, Inc.

Transamerica Trailer Holdings II Inc.       Delaware       100% Transamerica Leasing        Holding company
                                                           Holdings, Inc.

Transamerica Trailer Holdings III Inc.      Delaware       100% Transamerica Leasing        Holding company
                                                           Holdings, Inc.

Transamerica Trailer Leasing (Belgium)       Belgium       100% Transamerica Leasing        Leasing
N.V.                                                       Holdings, Inc.

Transamerica Trailer Leasing               Netherlands     100% Transamerica Leasing        Leasing
(Netherlands) B.V.                                         Holdings, Inc.

Transamerica Trailer Leasing A/S             Denmark       100% Transamerica Leasing        Leasing
                                                           Holdings, Inc.

Transamerica Trailer Leasing AB              Sweden        100% Transamerica Leasing        Leasing
                                                           Holdings, Inc.

Transamerica Trailer Leasing AG            Switzerland     100% Transamerica Leasing        Leasing
                                                           Holdings, Inc.

Transamerica Trailer Leasing GmbH            Germany       100% Transamerica Leasing        Leasing
                                                           Holdings, Inc.

Transamerica Trailer Leasing Limited          U.K.         100% Transamerica                Leasing
                                                           Commercial Holdings Limited

Transamerica Trailer Leasing S.N.C.          France        99.99% owned by Greybox          Leasing
                                                           LLC; .01% owned by
                                                           Transamerica Trailer
                                                           Holdings III, Inc.

Transamerica Trailer Leasing Sp. Z.O.O.      Poland        100% Transamerica Leasing        Leasing
                                                           Holdings, Inc.

Transamerica Transport Inc.                New Jersey      100% Transamerica Leasing        Dormant
                                                           Holdings, Inc.

Transamerica Vendor Financial Services      Delaware       100% TCFC  Asset Holdings,       Provides commercial leasing
Corporation                                                Inc.

Unicom Administrative Services, GmbH         Germany       100% Unicom Administrative       This entity is in the process of
                                                           Services, Inc.                   being liquidated

Unicom Administrative Services, Inc.      Pennsylvania     100% Academy Insurance           Provider of admin. services
                                                           Group, Inc.

United Financial Services, Inc.             Maryland       100% AEGON USA, Inc.             General agency

Universal Benefits Corporation                Iowa         100% AUSA Holding Co.            Third party administrator

USA Administration Services, Inc.            Kansas        100% TOLIC                       Third party administrator

Valley Forge Associates, Inc.             Pennsylvania     100% Ampac Insurance             Furniture & equipment lessor
                                                           Agency, Inc. (EIN
                                                           #27-1720755)

Veterans Insurance Services, Inc.           Delaware       100% Ampac Insurance             Special-purpose subsidiary
                                                           Agency, Inc. (EIN
                                                           #27-1720755)

Veterans Life Insurance Company             Illinois       100% AEGON USA, Inc.             Insurance company

Western Reserve Life Assurance Co. of         Ohio         100% AEGON USA, Inc.             Insurance
Ohio

WFG Insurance Agency of Puerto Rico,       Puerto Rico     100% World Financial Group       Insurance agency
Inc.                                                       Insurance Agency, Inc.

WFG Property & Casualty Insurance            Alabama       100% WFG Property &              Insurance agency
Agency of Alabama, Inc.                                    Casualty Insurance Agency,
                                                           Inc.

WFG Property & Casualty Insurance          California      100% WFG Property &              Insurance agency
Agency of California, Inc.                                 Casualty Insurance Agency,
                                                           Inc.

WFG Property & Casualty Insurance          Mississippi     100% WFG Property &              Insurance agency
Agency of Mississippi, Inc.                                Casualty Insurance Agency,
                                                           Inc.

WFG Property & Casualty Insurance            Nevada        100% WFG Property &              Insurance agency
Agency of Nevada, Inc.                                     Casualty Insurance Agency,
                                                           Inc.

WFG Property & Casualty Insurance            Georgia       100% World Financial Group       Insurance agency
Agency, Inc.                                               Insurance Agency, Inc.

WFG Propreties Holdings, LLC                 Georgia       100% World Financial Group,      Marketing
                                                           Inc.

WFG Securities of Canada, Inc.               Canada        100% World Financial Group       Mutual fund dealer
                                                           Holding Company of Canada,
                                                           Inc.

Whirlpool Financial Corporation Polska       Poland        100% Transamerica                Inactive - commercial finance
SpoZOO                                                     Commercial Holdings Limited

World Financial Group Holding Company        Canada        100% TIHI                        Holding company
of Canada Inc.

World Financial Group Insurance Agency       Ontario       50% World Financial Group        Insurance agency
of Canada Inc.                                             Holding Co. of Canada Inc.;
                                                           50% World Financial Group
                                                           Subholding Co. of Canada
                                                           Inc.

World Financial Group Insurance Agency       Hawaii        100% World Financial Group       Insurance agency
of Hawaii, Inc.                                            Insurance Agency, Inc.

World Financial Group Insurance Agency    Massachusetts    100% World Financial Group       Insurance agency
of Massachusetts, Inc.                                     Insurance Agency, Inc.

World Financial Group Insurance Agency     New Mexico      100% World Financial Group       Insurance agency
of New Mexico, Inc.                                        Insurance Agency, Inc.

World Financial Group Insurance Agency       Wyoming       100% World Financial Group       Insurance agency
of Wyoming, Inc.                                           Insurance Agency, Inc.

World Financial Group Insurance            California      100% Western Reserve Life        Insurance agency
Agency, Inc.                                               Assurance Co. of Ohio

World Financial Group Subholding             Canada        100% World Financial Group       Holding company
Company of Canada Inc.                                     Holding Company of Canada,
                                                           Inc.

World Financial Group, Inc.                 Delaware       100% AEGON Asset Management      Marketing
                                                           Services, Inc.

World Group Securities, Inc.                Delaware       100% AEGON Asset Management      Broker-dealer
                                                           Services, Inc.

WRL Insurance Agency of Massachusetts,    Massachusetts    100% WRL Insurance Agency,       Insurance agency
Inc.                                                       Inc.

WRL Insurance Agency of Wyoming, Inc.        Wyoming       100% WRL Insurance Agency,       Insurance agency
                                                           Inc.

WRL Insurance Agency, Inc.                 California      100% Western Reserve Life        Insurance agency
                                                           Assurance Co. of Ohio

Zahorik Company, Inc.                      California      100% AUSA Holding Co.            Broker-Dealer

Zahorik Texas, Inc.                           Texas        100% Zahorik Company, Inc.       Insurance agency

ZCI, Inc.                                    Alabama       100% Zahorik Company, Inc.       Insurance agency

ITEM 30. INDEMNIFICATION

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

A. AFSG Securities Corporation serves as the principal underwriter for Separate Account VA B, the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q , Separate Account VA R , Separate Account VA S, Separate Account VA W, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Legacy Builder Variable Life Separate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account C, Separate Account VA 2LNY, TFLIC Series Life Account, and TFLIC Series Annuity Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account I, Separate Account II and Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA U, Separate Account VA V, WRL Series Life Account, WRL

Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Company of Ohio.

AFSG Securities Corporation also serves as principal underwriter for Separate Account VA-2L and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

B. Directors and Officers of AFSG

                             Principal
                             Business
Name                         Address       Position and Offices with Underwriter
Larry N. Norman                 (1)        Director and President

Lisa A. Wachendorf              (1)        Director, Vice President and Chief Compliance Officer

John K. Carter                  (2)        Vice President

Thomas R. Moriarty              (2)        Vice President

Frank A. Camp                   (1)        Secretary

Priscilla I. Hechler            (2)        Assistant Vice President and Assistant Secretary

Linda Gilmer                    (1)        Assistant Treasurer

Darin D. Smith                  (1)        Vice President and Assistant Secretary

Teresa L. Stolba                (1)        Assistant Compliance Officer

Emily M. Bates                  (3)        Assistant Treasurer

Clifton W. Flenniken, III       (4)        Assistant Treasurer

Kim D. Day                      (2)        Director, Vice President

Kyle A. Keelan                  (2)        Vice President

(1) 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2) 570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3) 400 West Market Street, Louisville, Kentucky 40202

(4) 1111 North Charles Street, Baltimore, Maryland 21201

C. Compensation to Principal Underwriter from Registrant

  For Fiscal Year 2004

                                    Net Underwriting
Name of Principal                    Discounts and           Compensation on    Brokerage
  Underwriter                         Commissions              Redemption      Commissions      Commission
AFSG Securities                           0                         0               0                0
Corporation

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books, or other documents required to be maintained by
         Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica Life Insurance Company, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

ITEM 33. MANAGEMENT SERVICES (NOT APPLICABLE)

ITEM 34. FEE REPRESENTATION

         Transamerica Life Insurance Company ("Transamerica Life") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cedar Rapids and State of Iowa on the 23rd day of February, 2005.

                                       TRANSAMERICA CORPORATE SEPARATE
                                       ACCOUNT SIXTEEN
                                                  (Registrant)

                                       By ______________________________________
                                       Name: Larry N. Norman*
                                       Title:  President

                                       TRANSAMERICA LIFE INSURANCE COMPANY
                                                   (Depositor)

                                       By ______________________________________
                                       Name:  Larry N. Norman*
                                       Title:  President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

       SIGNATURE                                TITLE                        DATE
--------------------------      Director, President and                  --------------
Larry N. Norman*                Chairman of the Board

--------------------------      Director and Actuary                     --------------
Ronald L. Ziegler*
                                                                           2/23/05
s/ Craig D. Vermie              Director, Vice President,                --------------
--------------------------      Secretary and General Counsel
Craig D. Vermie

--------------------------      Director, Vice President and             --------------
Arthur C. Schneider*            Chief Tax Officer

--------------------------      Vice President and                       --------------
Robert J. Kontz*                Corporate Controller

--------------------------      Director, Vice President,                --------------
Brenda K. Clancy*               Treasurer and Chief Financial Officer

/s/ Craig D. Vermie
--------------------------
*Signed by Craig D. Vermie as Attorney in Fact

                                  EXHIBIT INDEX

Item 27 (q) Redeemability Exemption

      iv. Memorandum describing issuance, transfer and redemption procedures dated February 1, 2005